As filed with the Securities and Exchange Commission on April 18, 2005

                                            Securities Act File No. 333-
                                    Investment Company Act File No. 811-21755

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ------------
                                   FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /x/
                          Pre-Effective Amendment No.                       / /
                         Post-Effective Amendment No.                       / /
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                      /x/
                                 Amendment No.                              / /
                                 ------------
                  Enhanced Equity Yield & Premium Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

     (Registrant's Telephone Number, including Area Code): (609) 282-2800
                                 ------------
                              Robert C. Doll, Jr.
                  Enhanced Equity Yield & Premium Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)
                                 ------------
                                  Copies to:

     Andrew J. Donohue, Esq.                          Frank P. Bruno, Esq.
   FUND ASSET MANAGEMENT, L.P.                   SIDLEY AUSTIN BROWN & WOOD LLP
          P.O. Box 9011                                787 Seventh Avenue
Princeton, New Jersey 08543-9011                 New York, New York 10019-6018
                                 ------------
        Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. / /

           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

======================================== ====================== ====================== ====================== =====================
                                                                  Proposed Maximum       Proposed Maximum
                                             Amount Being        Offering Price Per     Aggregate Offering         Amount of
 Title of Securities Being Registered     Registered (1) (2)          Unit (1)               Price (1)        Registration Fee (3)
---------------------------------------- ---------------------- ---------------------- ---------------------- ---------------------
Common Stock ($.10 par value).........         50,000 shares            $20.00             $1,000,000                $118
======================================== ====================== ====================== ====================== =====================

(1)    Estimated solely for the purpose of calculating the registration fee.
(2) Includes ______ shares subject to the underwriters' overallotment option.
(3) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

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


      The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             Subject to Completion
                  Preliminary Prospectus dated April 18, 2005

P R O S P E C T U S
-------------------

                                    Shares
                  Enhanced Equity Yield & Premium Fund, Inc.
                                 Common Stock
                                 ------------

         Enhanced Equity Yield & Premium Fund, Inc. is a newly organized, diversified, closed-end fund. The Fund's primary investment objective is to provide stockholders with current income and gains. The Fund's secondary investment objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. No assurance can be given that the Fund's investment objectives will be achieved. The Fund has an interval fund structure, pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund's outstanding shares.

         The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy"). Under the Index Option Strategy, the Fund will write call options primarily on the Standard & Poor's 500 Index (the "S&P 500 Index") and the Nasdaq 100 Index (the "Nasdaq 100 Index"), but may from time to time write call options on other equity indexes as well.

                                                  (continued on following page)

         Investing in the Fund's common stock may be speculative and involves certain risks and should not constitute a complete investment program. Risks are described in the "Risk Factors and Special Considerations" section beginning on page 16 of this prospectus.

                                 ------------

                                                       Per Share    Total(3)
                                                       ---------    -----
  Public offering price ............................     $20.00         $
  Underwriting discount (1) ........................       $            $
  Proceeds, before expenses, to the Fund (2) .......       $            $

  (1)  The Fund has agreed to pay the underwriters $     per share of common
       stock as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."

  (2) The Fund's investment adviser has agreed to pay all organizational expenses of the Fund. The investment adviser also agreed to pay the amount by which the offering costs of the Fund (other than the
       underwriting discount) exceeds $      per share of common stock. The
       estimated offering expenses to be incurred by the Fund are $     .

  (3)  The underwriters also may purchase up to an additional      shares at
       the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments. If all such shares are purchased, the total public offering price will be
       $      , the total underwriting discount will be $       and the total
       proceeds, before expenses, to the Fund will be $       .

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The shares will be ready for delivery on or about      , 2005.

                                 ------------

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                                 ------------
                    The date of this prospectus is , 2005.








                                      3

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(continued from previous page)

         Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in equity securities, primarily in dividend-paying common stocks of U.S. issuers. The Fund also may invest up to 20% of its total assets in securities of foreign issuers, including depositary receipts, emerging market securities and securities that are denominated in currencies other than the U.S. dollar or that do not provide payment to the Fund in U.S. dollars.

         An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. The writer (seller) of an index call option receives cash (the premium) from the purchaser of the option. The purchaser of an index call option has the right to receive from the writer of the option any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option, the writer of the option will pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the writer of the index call option sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. Under the Index Option Strategy, the Fund will write call options on the S&P 500 Index, the Nasdaq 100 Index and other equity indexes on a continuous basis such that the underlying notional value of such indexes do not exceed the value of the Fund's equity portfolio. While the Fund will receive premiums under the Index Option Strategy, the Fund gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option. Most of the index call options written by the Fund will be exchange-traded, although the Fund may use over-the-counter options as well. The Fund also may use other derivative strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments in an attempt to enhance return or to hedge against market and other risks in the portfolio.

         Although the Fund has no present intention to use leverage, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. See "Other Investment Policies -- Leverage." The Fund may enter into derivatives transactions that in certain circumstances may produce effects similar to leverage. See "Risk Factors and Special Considerations -- Other Portfolio Strategies."

         Because the Fund is newly organized, its shares of common stock have no history of public trading. Shares of common stock of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its
shares of common stock on the New York Stock Exchange under the symbol "    ,"
subject to official notice of issuance, or will apply to list its shares of common stock on another national securities exchange.

         This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.


                                      4
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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

PROSPECTUS SUMMARY...........................................................7
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................16
FEE TABLE...................................................................25
THE FUND....................................................................26
USE OF PROCEEDS.............................................................26
INVESTMENT OBJECTIVES AND POLICIES..........................................26
OTHER INVESTMENT POLICIES...................................................34
INVESTMENT RESTRICTIONS.....................................................46
ANNUAL REPURCHASES OF FUND SHARES...........................................47
DIRECTORS AND OFFICERS......................................................48
INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS.............................52
PORTFOLIO TRANSACTIONS......................................................59
DIVIDENDS AND DISTRIBUTIONS.................................................60
TAXES.......................................................................61
AUTOMATIC DIVIDEND REINVESTMENT PLAN........................................65
CONFLICTS OF INTEREST.......................................................67
NET ASSET VALUE.............................................................69
DESCRIPTION OF CAPITAL STOCK................................................70
CUSTODIAN...................................................................72
UNDERWRITING................................................................72
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.....................74
ACCOUNTING SERVICES PROVIDER................................................75
LEGAL MATTERS...............................................................75
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS...................75
ADDITIONAL INFORMATION......................................................75
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................76
STATEMENT OF ASSETS AND LIABILITIES.........................................77


                                 ------------

         Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the Commission's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                 ------------

         You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.


                                      5
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                                      6
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                              PROSPECTUS SUMMARY

         This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund Enhanced Equity Yield & Premium Fund, Inc. is a newly organized, diversified, closed-end fund.

The Offering     The Fund is offering      shares of common stock at an initial
                 offering price of $20.00 per share through a group of
                 underwriters led by ("   "). You must purchase at least 100
                 shares of common stock. The underwriters may purchase up to
                 an additional      shares of common stock within 45 days from
                 the date of this prospectus to cover overallotments, if any.

Investment       The Fund's primary investment objective is to provide
Objectives       stockholders with current income and gains. The Fund's
and Policies     secondary investment objective is to provide capital
                 appreciation consistent with the Fund's investment strategies and primary investment objective. No assurance can be given that the Fund's investment objectives will be achieved. Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least
                 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in equity securities. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund's outstanding shares. See "Annual Repurchases of Fund
                 Shares" for more information about the interval fund structure.

                 The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy"). Under the Index Option Strategy, the Fund will write (sell) call options primarily on the Standard & Poor's 500 Index (the "S&P 500 Index") and the Nasdaq 100 Index (the "Nasdaq 100 Index"), but may from time to time write (sell) call options on other equity indexes as well. The Fund currently anticipates that approximately 75% of the options it writes will be on the S&P 500 Index and approximately 25% of the options it writes will be on the Nasdaq 100 Index. The Fund will monitor its options position and currently intends to rebalance its options position periodically to maintain these percentages.

                 Common Stocks. The Fund expects that its investments in equity securities will consist primarily of dividend-paying common stocks of U.S. issuers. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector. In selecting common stocks, Fund Asset Management, L.P., the Fund's investment adviser (the "Investment Adviser" or "FAM"), generally will follow a quantitative investment approach. The Investment Adviser seeks to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that

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                                      7
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                 seeks to optimize yield while remaining within certain
                 constraints relative to the S&P 500 Index and the Nasdaq 100 Index. The equity portfolio may include common stocks outside of the S&P 500 Index and the Nasdaq 100 Index, consistent with the Fund's investment objectives and strategies.

                 Index Call Options. An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Fund may repurchase an index call option prior to its expiration date and extinguish its obligation thereunder. In that case, the cost of repurchasing the call option (net of any premiums received) will determine the gain or loss realized by the Fund.

                 Under the Index Option Strategy, the Fund will write (sell) call options on the S&P 500 Index and the Nasdaq 100 Index and other equity indexes on a continuous basis such that the underlying notional value of the indexes do not exceed the value of the Fund's equity portfolio. While the Fund will receive premiums under the Index Option Strategy, the Fund gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

                 Most of the options written by the Fund will be exchange-traded, although the Fund may utilize over-the-counter options as well. In general, the Fund will primarily write (sell) index call options that are "European style," meaning that the options may be exercised only on the expiration date. However, the Fund may from time to time write index call options that are "American style," meaning that the options may be exercised at any point up to and including the expiration date.

                 Under the Index Option Strategy, the Fund will primarily write (sell) call options on the S&P 500 Index and the Nasdaq 100 Index, but may from time to time write call options on narrower equity market indexes, such as indexes focused on particular industries or sectors. The Fund currently anticipates that approximately 75% of the options it writes will be on the S&P 500 Index and approximately 25% of the options it writes will be on the Nasdaq 100 Index. The Fund will monitor its options position and currently intends to rebalance its options position periodically to maintain these percentages. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. The Investment Adviser will actively manage the Fund's index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining whether to write equity index options on indexes other than the S&P 500 Index or the Nasdaq 100 Index, the Investment Adviser will consider: (i) the risk profile of the Fund's overall portfolio, (ii) market factors, such as current market levels and volatility and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.

                 The Investment Adviser does not intend to write (sell) call options on equity indexes where the underlying value of the indexes exceeds the net asset value of the Fund's equity portfolio. The Fund will "cover" its written equity index call

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                 positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written).

                 The Fund will generally write (sell) index call options that are "out-of-the-money" or "at-the-money" at the time of sale. Out-of-the-money call options are options with an exercise price that is above the cash value of the index at the time of sale and at-the-money call options are options with an exercise price that is equal to the cash value of the index at the time of sale. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund with respect to which the option was written, to the extent the Fund's equity portfolio is correlated with the applicable index, up to the exercise price. The Fund also reserves the right to sell index call options that are "in-the-money" (i.e., those with an exercise price below the cash value of the index at the time of sale). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to pay the amount of appreciation over the strike price upon the purchaser's exercise of the option.

                 For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. Initially, the Fund expects that it will primarily write index call options whose terms to expiration range from one to three months. The Fund reserves the right to sell index call options of both longer and shorter terms. The Investment Adviser may write options on exchange-traded funds ("ETFs") and other similar instruments designed to correlate with the performance of an equity index or market segment. The Fund also may write options on individual portfolio securities.

                 The Investment Adviser will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's equity portfolio. In doing so, the Investment Adviser will consider data relating to the Fund's equity holdings, including net assets, industry and sector weightings, and historic volatility. As noted above, the Fund will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index or the Nasdaq 100 Index. At the same time, the Fund will primarily sell call options on the S&P 500 Index and the Nasdaq 100 Index, but may from time to time sell call options on other equity indexes. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index, Nasdaq 100 Index and other indexes underlying the Fund's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Fund's equity portfolio. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums. The Fund cannot guarantee that the Index Option Strategy will be effective. See "Risks Factors and Special Considerations -- Risks Associated with Writing Index Call Options."

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                 Most of the index call options written by the Fund will be issued, guaranteed and cleared by the Options Clearing Corporation (the "OCC") and will be exchange-traded. The Fund may from time to time use over-the-counter options as well.

                 Foreign Securities. The Fund may invest up to 20% of its total assets in securities of foreign issuers, including depositary receipts, emerging market securities and securities that are denominated in currencies other than the U.S. dollar or that do not provide payment to the Fund in U.S. dollars.

                 Other Investments. In addition to investing in common stocks and employing the Index Option Strategy, the Fund may invest to a lesser extent in preferred securities, securities issued by real estate investment trusts ("REITs") and convertible securities.

                 Preferred securities generally receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments.

                 REITs are a type of pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly or indirectly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

                 A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged.

                 Other Portfolio Strategies. The Fund may use a variety of other portfolio strategies both to seek to increase the return of the Fund and to seek to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, interest rate transactions (including interest rate swaps), credit default swaps, total return swaps, options, futures, options on futures, short sales and foreign exchange transactions.

                 The Fund's hedging transactions are designed to reduce volatility, but may come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movements in securities prices and interest rates. The strategies used by the Fund in seeking to enhance its return may be riskier and have more speculative aspects than its hedging strategies. The Fund is not required to use derivatives to seek to increase return or to seek to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any strategies it uses will

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                                      10
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                 work.

Risk Factors     Set forth below is a summary of the main risks of investing in the Fund's common stock. For a more detailed description of the main risks as well as certain other risks associated with investing in the Fund's common stock, see "Risk Factors and Special Considerations."

                 o Liquidity and Market Price of Shares. The Fund is newly
                   organized and has no operating history or history of public trading. Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value (commonly referred to as "trading at a discount").

                 o Issuer Risk; Market Risk; Selection Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower. Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the relevant market indices or other funds with similar investment objectives and strategies.

                 o Common Stocks. Investments in common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. These risks may be heightened for small and medium capitalization common stocks because these issuers may have more limited product lines or markets and may be less financially secure than larger, more established issuers.

                 o Risks Associated with Writing Index Call Options. There are various risks associated with the Index Option Strategy. The purchaser of an index option written (sold) by the Fund has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.


                   The Investment Adviser will attempt to maintain for the Fund written (sold) call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's equity portfolio. In doing so, the Investment Adviser will consider data relating to the Fund's equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market developments or unexpected events. As noted above, the Fund will invest primarily in dividend-paying common stocks of U.S. issuers and will

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                   not seek to replicate the risk and return characteristics
                   of the S&P 500 Index or the Nasdaq 100 Index. At the same time, the Fund will primarily sell call options on the S&P 500 Index and the Nasdaq 100 Index, but may from time to time sell call options on other equity indexes. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index, the Nasdaq 100 Index and other indexes underlying the Fund's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Fund's equity portfolio. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

                 o Foreign Securities. Investments in foreign securities may involve risks not typically involved in domestic investments, including fluctuation in foreign interest and currency exchange rates, risks associated with holding the Fund's assets outside the United States, settlement risk, future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations. These risks may be heightened for emerging market securities.

                 o Dividend and Income Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors.

                 o Interest Rate Risk. The Fund's investments in preferred
                   securities, securities issued by REITs and convertible securities generally are subject to interest rate risk. This is the risk that the value of such securities may fall when interest rates rise.

                 o Other Portfolio Strategies. In addition to writing
                   (selling) index call options, the Fund may write call options on ETFs and other similar products, which involves many of the risks associated with index call option writing. The Fund also may sell call options on individual securities. The Fund may engage in various other portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These additional strategies include the use of derivative instruments, such as purchased call options, purchased or written put options, indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, interest rate swaps, total return swaps, short sales and foreign exchange transactions. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies such as inverse securities, credit default swaps, interest rate swaps, total return swaps and short sales may provide investment leverage to the

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                   Fund's portfolio and may result in many of the same risks
                   of leverage to the holders of the Fund's common stock as discussed below under "-- Use of Leverage by the Fund." The Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. No assurance can be given that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

                 o General Risks Related to Derivatives. Derivatives are
                   financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund also may have exposure to derivatives through investment in credit linked notes, credit or equity linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

                 o Annual Repurchases of Fund Shares. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund's outstanding shares. These required annual repurchases are likely to decrease the overall size of the Fund, which could over time: (i) harm the Fund's investment performance by limiting the extent to which the Fund may invest in illiquid securities; (ii) increase the Fund's expense ratio as the Fund's assets decrease; (iii) threaten the Fund's continued listing of its shares of common stock on the New York Stock Exchange, and, consequently, the liquidity of its shares; and (iv) jeopardize the Fund's viability and continued existence. In addition, no assurance can be given that the annual repurchase offer will reduce any discount at which Fund shares trade or that the Fund will purchase all of the shares tendered by Fund shareholders during an annual repurchase offer period. See "Annual Repurchases of Fund Shares" for more information regarding the risks associated with the interval fund structure and annual repurchases of Fund shares.

Use of Leverage  General. Although the Fund has no present intention to use
by the Fund      leverage, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. No assurance can be given that the Fund will not leverage its portfolio.

                 The proceeds from any leverage will be invested in accordance with the investment objectives of the Fund. The expenses of any leverage will be borne by the Fund and will reduce the net asset value of its common stock. During periods when the Fund has borrowings, debt securities or preferred stock outstanding, the Fund will pay fees to the Investment Adviser for its services that are higher than if the Fund did not borrow or issue debt securities or preferred stock, because the fees will be calculated on the basis of an aggregate of:
                 (i) the Fund's average daily net assets (including proceeds received from the sale of any preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for

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                                      13
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                 leverage.

                 In addition, in the event the Fund uses leverage, it may not declare any cash dividend or other distribution upon any class of its capital stock, including its common stock, or purchase any such capital stock, unless certain asset coverage tests are satisfied. See "Dividends and Distributions."

                 Risks of Leverage. The use of leverage involves risks, which can be significant. These risks include greater volatility in the Fund's net asset value, fluctuations in dividends and other distributions paid by the Fund and the market price of the Fund's common stock, the possibility that the value of the assets acquired with such borrowing will decrease although the Fund's liability is fixed and increased operating costs which may reduce the Fund's total return. So long as the Fund uses leverage, it may be required to sell investments in order to make interest or dividend payments on borrowings or preferred stock used for leverage when it may be disadvantageous to do so. Finally, if the Fund uses leverage and certain asset coverage requirements (as a result of market fluctuations or otherwise) are not satisfied, the Fund may be required to sell a portion of its investments to repay its borrowings or redeem some or all of its debt securities or preferred stock when it may be disadvantageous to do so. No assurance can be given that any leverage strategy used by the Fund will be successful. See "Risk Factors and Special Considerations -- Leverage Risk."

Investment       Fund Asset Management, L.P., the Investment Adviser, provides
Adviser          investment advisory and management services to the Fund. For its services, the Fund pays the Investment Adviser a monthly
                 fee at the annual rate of     % of the aggregate of: (i) the
                 Fund's average daily net assets (including proceeds from the sale of any preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

Dividends and    The Fund intends to distribute dividends from its net
Distributions    investment income quarterly, and net realized capital gains, if any, at least annually. The Fund expects that it will
                 commence paying quarterly dividends in             2005.
                 Currently, in order to maintain a more stable level of quarterly dividend distributions, the Fund intends to pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income.

                 However, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant fiscal year. In such situations, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a stockholder's tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Automatic        Dividends and capital gains distributions generally are used
Dividend         to purchase additional shares of the Fund's common stock.
Reinvestment     However, an investor can choose to receive dividends and
Plan             distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm whether the broker or nominee will permit them to participate in the automatic dividend reinvestment plan.

Listing Currently, there is no public market for the Fund's common stock. However, the Fund plans to apply to list its shares of common stock on the New York Stock Exchange under the symbol
                 "        ," subject to official notice of issuance, or

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                                      14
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                 will apply to list its shares of common stock on another
                 national securities exchange.

Federal Income   The Index Option Strategy and certain other transactions
Taxation         entered into by the Fund are subject to special tax rules
                 that may, among other things, (i) affect the character of gains and losses realized, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (iii) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to regulated investment companies). Operation of these rules could, therefore, affect the character (including the treatment as qualified dividend income for noncorporate stockholders or eligibility for the dividends received deduction for corporate stockholders), amount and timing of distributions to stockholders. Special tax rules also will require the Fund to mark to market certain types of positions in its portfolio, including many of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, to make appropriate tax elections and to make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the favorable tax treatment afforded regulated investment companies.

                 Under current law, certain dividend income is eligible for taxation at a lower rate that is also applicable to long term capital gains in the hands of individual stockholders. Dividends designated by the Fund as qualified dividend income and long term capital gains will be eligible for taxation at the reduced rate. As noted above, certain tax rules may limit the Fund's ability to designate dividends as qualified dividend income and long term capital gains eligible for taxation at reduced rates. Short term capital gains and interest income on debt securities and certain types of preferred securities which are treated as debt for federal income tax purposes, however, generally are not eligible for this reduced tax rate. In addition, Fund distributions derived from dividends paid by REITs, dividends on certain foreign securities and a portion of the gains from writing index call options generally will not be eligible for taxation at the reduced rate. No assurance can be given as to what portion of the Fund's distributions will be eligible for taxation as qualified dividend income and/or long term capital gain. See "Taxes."




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                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         An investment in the Fund's common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

         Set forth below are the main risks of investing in the Fund's common stock.

         Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading.

         Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

         Issuer Risk; Market Risk; Selection Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as investor perception of the issuer's financial condition, management performance, financial leverage and reduced demand for the issuer's goods and services. Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that the Investment Adviser selects will underperform the relevant market indices or other funds with similar investment objectives and investment strategies.

         Common Stocks. The Fund will invest primarily in dividend-paying common stocks of U.S. issuers. To the extent the Fund invests in common stocks, those investments will be subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

         Small and Medium-Sized Company Risk. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector. Small and medium-sized companies may include unseasoned issuers or companies that have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund's investment in a small or medium-sized company may lose substantial value. The securities of small and medium-sized companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies.

         Risks Associated with Writing Index Call Options. There are various risks associated with the Index Option Strategy. The purchaser of an index option written (sold) by the Fund has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market

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                                      16
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value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

         The Investment Adviser will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's equity portfolio. In doing so, the Investment Adviser will consider data relating to the Fund's equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As noted above, the Fund will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index or the Nasdaq 100 Index. At the same time, the Fund will primarily sell call options on the S&P 500 Index and the Nasdaq 100 Index, but may from time to time sell call options on other equity indexes. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index, the Nasdaq 100 Index and other indexes underlying the Fund's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Fund's equity portfolio. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

         In addition, no assurance can be given that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

         The hours of trading for index call options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for the securities underlying the index call option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Index call options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option's expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

         The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Investment Adviser or its

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                                      17
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affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

         Foreign Securities. The Fund may invest up to 20% of its total assets in securities of foreign issuers, including depositary receipts, emerging market securities and securities that are denominated in currencies other than the U.S. dollar or that do not provide payment to the Fund in U.S. dollars. Investments in foreign securities may involve risks not typically involved in domestic investments, including fluctuation in foreign interest rates, currency risk (discussed below), risks associated with holding the Fund's assets outside the United States, settlement risk, future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations. In connection with the Fund's investments in foreign securities, the Fund may engage in foreign exchange transactions to hedge the value of the Fund's portfolio against adverse currency movements. The Fund is not required to enter into foreign exchange transactions for hedging purposes and may choose not to do so.

         Depositary Receipts. The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. However, they would generally be subject to the same risks as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States, and therefore, there may be no correlation between such information and the market value of such securities.

         Currency Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio, and hence the Fund's net asset value, and potentially the market value of the Fund's shares of common stock. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that for non-U.S. dollar-denominated securities a strong U.S. dollar will reduce returns for investors while a weak U.S. dollar will increase those returns.

         Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

         Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets also may face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

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         Dividend and Income Risk. The income shareholders receive from the
Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund's investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on debt securities held by the Fund, and shareholders' income from the Fund, would likely decline as well.

         Preferred Securities. Although the Fund will invest primarily in dividend-paying common stocks, it also may invest in preferred securities, including potentially convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer. To the extent the Fund invests in preferred securities, those investments will be subject to the following special risks:

         o Subordination. Investments in preferred securities entail a higher level of credit risk than debt instruments, because preferred securities are subordinated to bonds and other debt instruments in an issuer's capital structure in terms of priority to corporate income and liquidation payments.

         o Limited Voting Rights. Holders of preferred securities usually have no voting rights with respect to the issuing company, although certain types of preferred securities provide their holders with the right to elect directors if preferred dividends have been in arrears for a specified number of periods. When those voting rights apply, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

         o Redemption Rights. Certain preferred securities may contain special redemption features that grant the issuer of the preferred securities a right to redeem the securities prior to a specified date. As with all call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

         o Deferral. Preferred securities also may include provisions that require or permit the issuer, at its discretion, to defer dividend distributions for a stated period or periods without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividend distributions, the Fund may be required to report and possibly distribute income for tax purposes although it has not yet received such income.

         o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks.

         o Non-Cumulative Preferred Securities. Dividends on non-cumulative preferred securities do not accrue. Unlike cumulative preferred securities, if a dividend on a share of non-cumulative preferred stock is not paid on the dividend payment date, that dividend ordinarily will never be paid.

         o Interest Rate Risk. The Fund's investments in fixed-rate preferred securities are subject to interest rate risk. This is the risk that the value of such preferred securities may fall when interest rates rise.

         Auction Rate or Remarketed Preferred Securities. Auction rate or remarketed preferred securities are adjustable preferred securities the dividends on which are determined at periodically held auctions or through remarketings. If sufficient bids do not exist at an auction (in case of auction rate preferred securities) or if a failed remarketing occurs (in the case of remarketed preferred securities), the Fund may not be able to sell all, and may not be able to sell any, of its auction rate or remarketed preferred securities through the auction or remarketing process. As a result, the Fund's investment in such securities may be illiquid.

         Risks Related to REITs. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax

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                                      19

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laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the "Code") to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Convertible Securities. The preferred securities and debt securities in which the Fund may invest may be convertible into the issuer's or a related party's common stock. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of the fixed rate convertible securities that the Fund may invest in tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may entail less risk than the issuer's common stock.

         Net Asset Value; Interest Rate Sensitivity; Credit Quality; Other Market Conditions. Generally, when interest rates go up, the value of fixed income securities, such as preferred securities and certain securities issued by REITs that pay fixed dividend rates, goes down. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that interest rates may increase in the future and cause the value of certain securities held in the Fund's portfolio to decline. In addition, when market interest rates rise, not only may the Fund's investment portfolio decline in value, but the cost of leverage, if any, may increase. See "Risk Factors and Special Considerations -- Leverage Risk." Therefore, the net asset value of a fund will change as interest rates fluctuate to the extent that fund invests in fixed income securities and certain securities issued by REITs. During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the duration and reduce the value of the security. A real or perceived decline in the credit quality or financial condition of issuers of securities in which the Fund invests may result in the value of such securities held by the Fund, the Fund's net asset value and potentially the market price of the Fund's common stock, going down. A real or perceived serious deterioration in the credit quality or financial condition of an issuer could cause a permanent decrease in the Fund's net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the securities held by the Fund. Any decrease in the market value of the securities held by the Fund will result in a decrease in the Fund's net asset value and potentially the market price of the Fund's common stock.

         Other Portfolio Strategies. In addition to writing (selling) index call options, the Fund may write call options on ETFs and other similar products, which involves many of the risks associated with index call option writing as discussed above. The Fund also may write options on individual portfolio securities. The Fund may engage in various other portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These additional

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                                      20

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strategies include the use of derivative instruments, such as purchased call options, purchased or written put options, indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, interest rate swaps, total return swaps, short sales and foreign exchange transactions. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies such as inverse securities, credit default swaps, interest rate swaps, total return swaps and short sales may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common stock as discussed below under "Other Investment Policies -- Leverage." The Fund is not required to use derivatives or other portfolio strategies to increase return or to hedge its portfolio and may choose not to do so. No assurance can be given that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

         General Risks Related to Derivatives. As noted above, derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund also may have exposure to derivatives through investment in credit linked notes, credit or equity linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, counterparty risk, leverage risk, the risk of ambiguous documentation and management risk. Counterparty risk is the risk that the financial status of the institutions interposed between the Fund and a derivative counterparty may affect the ability of the Fund to receive payments under the applicable derivative instrument. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index). If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and no assurance can be given that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

         Annual Repurchases of Fund Shares. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund's outstanding shares. These required annual repurchases are likely to decrease the overall size of the Fund, which could over time: (i) harm the Fund's investment performance by limiting the extent to which the Fund may invest in illiquid securities; (ii) increase the Fund's expense ratio as the Fund's assets decrease; (iii) threaten the Fund's continued listing of its shares of common stock on the New York Stock Exchange, and, consequently, the liquidity of its shares; and (iv) jeopardize the Fund's viability and continued existence. Moreover, there are additional risks associated with the Fund's annual repurchase offers, including the risk that: (i) because a repurchase offer will be for 5% to 25% of the Fund's outstanding shares, if the repurchase offer is oversubscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (ii) due to the potential for the Fund to purchase shares on a pro rata basis if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (iii) the repurchase offer may not eliminate any discount at which the Fund's shares trade; and (iv) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund's investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings reduce the Fund's returns. See "Annual Repurchases of Fund Shares" for more information regarding the interval fund structure.

         Set forth below are certain other risks associated with investing in the Fund's common stock.

         Futures Transactions. Futures are types of derivatives. The Fund may engage in futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the

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                                      21

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other party to the transaction fails to meet its obligations. The Fund is not required to enter into futures transactions for hedging purposes or to increase its return and may choose not to do so.

         Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's costs associated with the interest payments on its outstanding borrowings or the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund's return, the Fund may enter into interest rate, credit default or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest rate, credit default or total return swap transactions for hedging purposes or to increase its return and may choose not to do so.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale ("against the box") by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund's potential for loss is greater if it does not own the security that it is short selling.

         Debt Securities. Investments in debt securities involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the debt securities. Debt securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of fixed rate debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term fixed rate securities. In addition, debt securities are subject to call or redemption risk. This is the risk that an issuer may call a security for redemption before it matures. If this happens to a debt security in which the Fund invests, the Fund may lose income and may have to invest the proceeds in securities with lower yields. See "-- Net Asset Value; Interest Rate Sensitivity; Credit Quality; Other Market Conditions" above.

         Leverage Risk. Although the Fund has no present intention to use leverage, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. No assurance can be given that the Fund will not leverage its portfolio.

         The use of leverage creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Fund's dividend yield, total return, net asset value and the market price of the common stock. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund's common stockholders. During times of rising interest rates, the market value of the Fund's portfolio investments, and in particular its fixed income holdings, may decline, while at the same time the Fund's cost of leverage may increase. These risks would generally make the Fund's return to common stockholders more volatile if it were to use leverage. So long as the Fund uses leverage, it may be required to sell investments in order to make interest or dividend payments on borrowings or preferred stock used for leverage when it may be disadvantageous to do so. Finally, if the Fund uses leverage and the asset coverage for the Fund's borrowings or preferred stock declines

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                                      22

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to less than 300% or 200% of the Fund's total assets, respectively, or below asset coverage requirements established by a rating agency that rated any preferred stock or debt security issued by the Fund (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to repay the borrowings or redeem some or all of the preferred stock or debt securities when it may be disadvantageous to do so. No assurance can be given that any leverage strategy used by the Fund will be successful.

         Rating Agencies. In the event the Fund issues preferred stock, the Fund may be subject to guidelines of one or more rating agencies that may issue ratings for such preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         Tax Risk. Certain transactions entered into by the Fund are subject to special tax rules that may, among other things, (i) affect the character of gains and losses realized, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (iii) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to regulated investment companies). Operation of these rules could, therefore, affect the character (including the treatment as qualified dividend income for noncorporate stockholders or eligibility for the dividends received deduction for corporate stockholders), amount and timing of distributions to stockholders. Special tax rules also will require the Fund to mark to market certain types of positions in its portfolio, including many of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, to make appropriate tax elections and to make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the favorable tax treatment afforded regulated investment companies. In addition, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant fiscal year. In such situations, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a stockholder's tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of shares.

         Under current law, certain dividend income is eligible for taxation at a lower rate that is also applicable to long term capital gains in the hands of individual stockholders. Dividends designated by the Fund as qualified dividend income and long term capital gains will be eligible for taxation at the reduced rate. As noted below, certain tax rules may limit the Fund's ability to designate dividends as qualified dividend income and long term capital gains eligible for taxation at reduced rates. Short term capital gains and interest income on debt securities and certain types of preferred securities which are treated as debt for federal income tax purposes, however, generally are not eligible for this reduced tax rate. In addition, Fund distributions derived from dividends paid by REITs, dividends on certain foreign securities and a portion of the gains from writing index call options generally will not be eligible for taxation at the reduced rate. No assurance can be given as to what portion of the Fund's distributions will be eligible for taxation as qualified dividend income and/or long term capital gain.

         The Fund's investments and the tax treatment of Fund distributions may be affected by future changes in tax laws and regulations, including changes as a result of the "sunset" provisions that currently apply to the reduced federal income tax rate for qualified dividend income and long term capital gains. The impact of such legislation on the Fund and its stockholders cannot be predicted.

         Liquidity of Investments. Certain securities in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

         Portfolio Turnover Risk. Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, a change in general market, financial or economic conditions, or for other reasons. While it is not possible

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                                      23

------------------------------------------------------------------------------
to predict portfolio turnover rates with any certainty, the Fund presently anticipates that the portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

         Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks, and the continued threat thereof, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led, and in the future may lead, to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund's portfolio securities, interest rates, credit risk, inflation and other factors relating to the Fund's common stock.

         Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to convert the Fund to an open-end fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock -- Certain Provisions of the Charter and By-laws."

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                                      24

                                   FEE TABLE

Stockholder Transaction Fees:

     Maximum Sales Load (as a percentage of offering price)............      %

     Offering Expenses Borne by the Fund
     (as a percentage of offering price)(a)............................      %

     Dividend Reinvestment Plan Fees...................................   None

Annual Expenses (as a percentage of net assets attributable to common stock):

     Investment Advisory Fee(b)(c).....................................       %

     Other Expenses(c).................................................       %

         Total Annual Expenses(c)......................................       %

(a) The Investment Adviser has agreed to pay all of the Fund's organizational expenses. Offering costs will be paid by the Fund up to $ per share ( % of the offering price). The Investment Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceeds $ per share of common stock ( % of the offering price). The offering costs to be paid by the Fund are not included in the Total Annual Expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock. In the event the Fund offers preferred stock in the future, the costs of that offering will be effectively borne by the common stockholders and result in a reduction of the net asset value of the shares of common stock.

(b)    See "Investment Advisory and Management Arrangements."

(c) For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of % of the aggregate of: (i) the Fund's average daily net assets (including proceeds from the sale of any preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The Fund may borrow money and issue debt securities in amounts up to 33?% , and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Because the Fund has no present intention to use leverage, the Fund's annual expenses are computed without taking any leverage into account. No assurance can be given that the Fund will not leverage its portfolio. See "Risk Factors and Special Considerations -- Leverage Risk" and "Other Investment Policies -- Leverage."

EXAMPLE:
--------

                                                                            1 Year    3 Years    5 Years    10 Years
                                                                            ------    -------    -------    --------
An investor would pay the following expenses (including the sales load
of $            and estimated offering expenses of this offering of
$           ) on a $                 investment, assuming total annual
expenses of          % and a 5% annual return throughout the periods......    $          $          $          $

         The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year and assumes that the Fund issues approximately _________ shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses as a percentage of net assets attributable to common stock would increase. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses or annual rate of return may be more or less than those assumed for purposes of the Example.

                                   THE FUND

         Enhanced Equity Yield & Premium Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on April 15, 2005, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

         The Fund is organized as a closed-end investment company. Closed-end investment companies generally differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares and thus are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, because the Fund has adopted an interval fund structure pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund's outstanding shares, the Fund will be subject to asset out-flows like open-end funds. Such asset out-flows may negatively affect the Fund's portfolio management and operating expense ratio. See "Annual Repurchases of Fund Shares" for more information about the interval fund structure. In addition, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

         The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end or open-end investment companies advised by Fund Asset Management L.P., the Fund's investment adviser (the "Investment Adviser" or "FAM"), with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock -- Certain Provisions of the Charter and By-laws."

                                USE OF PROCEEDS

         The net proceeds of this offering will be approximately $        (or
approximately $          assuming the underwriters exercise the overallotment
option in full) after payment of offering costs estimated to be approximately
$       and the deduction of the underwriting discount. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the
underwriting discount) exceeds $         per share of common stock (    % of
the offering price). The Investment Adviser has agreed to pay all of the Fund's organizational expenses.

         The Fund expects that there will be an initial investment period of up to approximately three months following the completion of its common stock offering, depending on market conditions and the availability of appropriate securities, before the net proceeds thereof are invested in accordance with the Fund's investment objectives and policies. Pending such investment, it is anticipated that all or a portion of such proceeds will be invested in high grade, short term debt securities (both fixed and floating rate), money market funds, credit linked notes, credit or equity linked trust certificates and/or index futures contracts or similar derivative instruments designed to give the Fund exposure to some of the markets in which it intends to invest while the Investment Adviser selects specific securities. A relatively long initial investment period may negatively affect the return to the Fund's stockholders and the Fund's ability to achieve its investment objectives. See "Investment Objectives and Policies."

                      INVESTMENT OBJECTIVES AND POLICIES

         The Fund's primary investment objective is to provide stockholders with current income and gains. The Fund's secondary investment objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. The Fund cannot guarantee that it will achieve its investment objectives. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund's outstanding shares. See "Annual Repurchases of Fund Shares" for more information about the interval fund structure. The Fund's investment objectives and interval fund structure are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

         Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in equity securities. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock. The Fund expects that its investments in equity securities will consist primarily of dividend-paying common stocks of U.S. issuers. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days' prior notice of any change as required by the rules under the 1940 Act.

         The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy"). Under the Index Option Strategy, the Fund will write (sell) call options primarily on the S&P 500 Index and the Nasdaq 100 Index but may from time to time write (sell) call options on other equity indexes as well.

         An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. The writer (seller) of an index call option receives cash (the premium) from the purchaser of the option. The purchaser of an index call option has the right to receive from the writer (seller) of the option any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option, the writer (seller) of the option will pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the writer (seller) of the index call option sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. Under the Index Option Strategy, the Fund will write (sell) call options on the S&P 500 Index, the Nasdaq 100 Index and other equity indexes on a continuous basis such that the underlying notional value of such indexes do not exceed the value of the Fund's equity portfolio. The Fund currently anticipates that approximately 75% of the options it writes will be on the S&P 500 Index and approximately 25% of the options it writes will be on the Nasdaq 100 Index. The Fund will monitor its options position and currently intends to rebalance its options position periodically to maintain these percentages. While the Fund will receive premiums under the Index Option Strategy, the Fund gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

         Most of the index call options written by the Fund will be exchange-traded, although the Fund may use over-the-counter options as well. The Fund also may use other derivative strategies involving call and put options, futures and forward contracts, swap agreements, short sales and other derivative instruments in an attempt to enhance return or to hedge against market and other risks in the portfolio. The Fund may enter into derivatives transactions that in certain circumstances may produce effects similar to leverage. See "Risk Factors and Special Considerations -- Other Portfolio Strategies."

         The Fund may invest up to 20% of its total assets in securities of foreign issuers, including depositary receipts, emerging market securities and securities that are denominated in currencies other than the U.S. dollar or that do not provide payment to the Fund in U.S. dollars. In addition to investing in common stocks and employing the Index Option Strategy, the Fund may invest to a lesser extent in preferred securities, securities issued by REITs and convertible securities. See "-- Description of Preferred Securities," "-- Description of REITs" and "-- Description of Convertible Securities."

         The Fund may vary its investment objectives and policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of the offering are being invested. Under such conditions, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. This might negatively affect the Fund's ability to achieve its investment objectives.

         The Fund may invest in, among other things, the types of securities and instruments described below:

Description of Common Stocks

         Common stock represents an equity ownership interest in a company. Under normal market conditions, the Fund's equity portfolio will consist primarily of dividend-paying common stocks of U.S. issuers. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector. Because the Fund will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

         In selecting common stocks, the Investment Adviser generally will follow a quantitative investment approach. The Investment Adviser seeks to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index and the Nasdaq 100 Index. The equity portfolio may include common stocks outside of the S&P 500 Index and the Nasdaq 100 Index, consistent with the Fund's investment objectives and strategies.

Options

         Index Call Options. An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The Fund may repurchase an index call option prior to its expiration date and extinguish its obligation thereunder. In that case, the cost of repurchasing the call option (net of any premiums received) will determine the gain or loss realized by the Fund.

         Under the Index Option Strategy, the Fund will write (sell) call options on the S&P 500 Index, the Nasdaq 100 Index and other equity indexes on a continuous basis such that the underlying notional value of the indexes do not exceed the value of the Fund's equity portfolio. While the Fund will receive premiums under the Index Option Strategy, the Fund gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

         Most of the options written by the Fund will be exchange-traded, although the Fund may utilize over-the counter options as well. In general, the Fund will primarily write (sell) index call options that are "European style," meaning that the options may be exercised only on the expiration date. However, the Fund may from time to time sell index call options that are "American style," meaning that the options may be exercised at any point up to and including the expiration date.

         Under the Index Option Strategy, the Fund will primarily write (sell) call options on the S&P 500 Index and the Nasdaq 100 Index but may from time to time write call options on narrower equity market indexes, such as indexes focused on particular industries or sectors. The Fund currently anticipates that approximately 75% of the options it writes will be on the S&P 500 Index and approximately 25% of the options it writes will be on the Nasdaq 100 Index. The Fund will monitor its options position and currently intends to rebalance its options position periodically to maintain these percentages. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities.

The Investment Adviser will actively manage the Fund's index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining whether to write equity index options on indexes other than the S&P 500 Index or the Nasdaq 100 Index, the Investment Adviser will consider: (i) the risk profile of the Fund's overall portfolio, (ii) market factors, such as current market levels and volatility and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.

         The Investment Adviser does not intend to write (sell) call options on equity indexes where the underlying value of the indexes exceeds the net asset value of the Fund's equity portfolio. The Fund will "cover" its written equity index call positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written).

         The Fund will generally write (sell) index call options that are "out-of-the-money" or "at-the-money" at the time of sale. Out-of-the-money call options are options with an exercise price that is above the current cash value of the index and at-the-money call options are options with an exercise price that is equal to the current cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund with respect to which the option was written, to the extent the Fund's equity portfolio is correlated with the applicable index, up to the exercise price. The Fund generally will write out-of-the-money call options where the exercise price is not more than 5% higher than the cash value of the index at the time of sale, although the Investment Adviser reserves the right to sell call options that are more deeply out-of-the-money as it deems necessary or appropriate based upon market conditions and other factors. The Fund also reserves the right to sell index call options that are "in-the-money" (i.e., those with an exercise price below the cash value of the index at the time of sale) and will generally limit these to options where the exercise price is not more than 5% lower than the cash value of the index. The Fund may sell options that are more deeply in-the-money as it deems necessary or appropriate based upon market conditions and other factors. When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund forced to pay the amount of appreciation over the strike price upon the purchaser's exercise of the option.

         For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. Initially, the Fund expects that it will primarily write index call options whose terms to expiration range from one to three months. The Fund reserves the right to sell index call options of both longer and shorter terms. The Investment Adviser may write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment. The Fund also may write options on individual equity securities.

         The Investment Adviser will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Fund's equity portfolio. In doing so, the Investment Adviser will consider data relating to the Fund's equity holdings, including net assets, industry and sector weightings, and historic volatility. As noted above, the Fund will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index or the Nasdaq 100 Index. At the same time, the Fund will primarily sell call options on the S&P 500 Index and the Nasdaq 100 Index but may from time to time sell call options on other equity indexes. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index, the Nasdaq 100 Index and other indexes underlying the Fund's written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Fund's equity portfolio. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from the receipt of options premiums. The Fund cannot guarantee that the Index Option Strategy will be effective. See "Risks Factors and Special Considerations -- Risks Associated With Writing Index Call Options."

         Most option contracts are originated and standardized by the OCC. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock

Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. The Fund may also write unlisted (or "over-the counter") call options.

         Call Options on Individual Portfolio Securities. In addition to employing the Index Option Strategy, the Fund may purchase call options on any of the types of individual securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also is authorized to write (i.e., sell) covered call options on the individual securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. The Fund also is authorized to write (i.e., sell) uncovered call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it sold the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

         Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

         The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

         The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

         In connection with such transaction, the Fund will segregate liquid securities or cash with a value at least equal to the Fund's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Investments in Foreign Securities

         General. The Fund may invest up to 20% of its total assets in securities of foreign issuers, including depositary receipts, emerging market securities and securities that are denominated in currencies other than the U.S. dollar or that do not provide payment to the Fund in U.S. dollars. The Investment Adviser generally considers emerging market countries to be any country that is defined as having an emerging or developing economy by the World Bank, the International Finance Corporation or the United Nations. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative.

         Public Information. Many of the foreign securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

         Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

         Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Fund's expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies.

         Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Investments in Emerging Market Countries

         The Fund may invest in the securities of issuers domiciled in various emerging markets countries. The Investment Adviser generally considers emerging market countries to be any country that is defined as having an emerging or developing economy by the World Bank, the International Finance Corporation or the United Nations. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative.

         Investments in the securities of issuers domiciled in emerging markets countries involve certain additional risks not involved in investments in securities of issuers in more developed foreign capital markets, such as
(i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

         Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, no assurance can be given that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

         Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

         Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Description of Preferred Securities

         Although the Fund will focus primarily on dividend-paying common stocks, it also may invest in preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer's capital structure and their value is heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Certain preferred securities in which the Fund may invest have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such securities. Some preferred securities in which the Fund may invest offer a fixed rate of return with no maturity date. Because they never mature, these preferred securities act like long term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt securities to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

         The preferred securities in which the Fund intends to invest include taxable preferred securities (often referred to as "hybrid" preferred securities), the dividend payments on which are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the dividends received deduction allowed to corporate shareholders pursuant to the Code, or the reduced individual tax rate applicable to certain dividend income under the Code. Taxable preferred securities are typically issued by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities, and are sometimes referred to as "trust preferred securities." The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Description of REITs

         The Fund may invest in securities issued by REITs. REITs are a type of pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly or indirectly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Description of Convertible Securities

         The Fund may invest in convertible securities. A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

                           OTHER INVESTMENT POLICIES

         The Fund has adopted certain other investment policies as set forth below:

Description of Debt Securities

         The Fund may invest up to 20% of its total assets in debt securities that are rated investment grade by the established ratings services (Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or BBB or higher by Fitch, Inc.) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefore; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers' acceptances, or time deposits; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Indexed and Inverse Floating Obligations

         The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. Regardless of the effect, inverse floaters represent a leveraged investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

         In order to seek to hedge the value of the Fund's portfolio against interest rate fluctuations, to hedge against increases in the Fund's costs associated with the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund's return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. However, the Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

         In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to increase its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund.

         The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

         Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Depending on the general state of short term interest rates and the returns on the Fund's portfolio securities at that point in time, a default could negatively affect the Fund's ability to make interest payments on its outstanding borrowings or dividend payments on its outstanding preferred stock used for leverage, because it may be obligated to make the payments that it had intended to avoid. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. There is still a risk, however, that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction at the time an interest rate swap or cap transaction reaches its scheduled termination date. If this occurs, it could have a negative affect on the Fund's ability to make interest payments on its outstanding borrowings or dividend payments on its outstanding preferred stock used for leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage with respect to any outstanding borrowings or any outstanding preferred stock used for leverage. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain any required asset coverage with respect to any outstanding borrowings or any outstanding preferred stock used for leverage or fails to comply with other covenants relating to any outstanding borrowings or any outstanding preferred stock used for leverage, the Fund may be required to prepay some or all of its outstanding borrowings or redeem some or all of its outstanding preferred stock used for leverage. Such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in the termination payment by or to the Fund. Early termination of a cap could result in the termination payment to the Fund. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable to stockholders as ordinary income that will not be eligible for the dividends received deduction for corporate stockholders or the reduced federal income tax rate applicable to qualified dividend income. See "Taxes."

Credit Default Swap Agreements

         The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

         Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties that are rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with each such transaction, the Fund will at all times segregate liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Total Return Swap Agreements

         The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

         Total return swap agreements entail the risk that a counterparty to the swap will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Credit or Equity Linked Trust Certificates

         Among the income producing securities in which the Fund may invest are credit or equity linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of securities or derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain equity or fixed income markets. For instance, the Fund may invest in credit or equity linked trust certificates as a cash management tool in order to gain exposure to certain equity or fixed income markets and/or to remain fully invested when more traditional securities are not available, including during the period when the net proceeds of this offering and any borrowings or offering of preferred stock are being invested.

         Like an investment in a bond, investments in these credit or equity linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, total return and management risk. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Financial Futures and Options Thereon

         The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to increase the Fund's return. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade that have been designated "contract markets" by the Commodities Futures Trading Commission (the "CFTC"). The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses that the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of an increase in the value of certain securities when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

         The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities that the Fund intends to purchase.

         The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller.

         Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool" and the Fund need not be operated by a person registered with the CFTC as a "commodity pool operator."

         When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

         The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund may be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Futures Transactions

         The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

         Utilization of futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of futures and movements in the prices of the securities that are the subject of the hedge. If the price of the futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Fund's use of futures and options thereon when it uses such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract.

         The Fund intends to enter into futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such futures. However, no assurance can be given that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close a futures position. The inability to close futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or an option related to a futures contract.

Short Sales

         The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to increase return.

         When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities it has the right to acquire without the payment of further consideration.

Foreign Exchange Transactions

         The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to increase returns. Such transactions could be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above.

         Spot and Forward Foreign Exchange Transactions and Swaps. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to increase returns. Forward foreign exchange transactions may allow the Fund to increase or decrease its risk exposure more quickly and efficiently than local fixed income instruments, and have grown to be a significant and highly liquid part of the emerging market countries' local fixed income market. Forward foreign exchange transactions also may be more readily available and transferable for foreign investors, and may, in many cases, provide the only investment channel for the Fund to obtain local interest exposure. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. In addition, the Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions, including currency swaps, involve substantial currency risk, and also involve credit and liquidity risk.

         Currency Futures. The Fund may also seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "-- Financial Futures and Options Thereon" above. Currency futures involve substantial currency risk, and also involve leverage risk.

         Currency Options. The Fund may also seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Investment Objectives and Policies -- Options" above. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

         Currency Instruments. The Fund may use Currency Instruments to seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar. Accordingly, the Fund may hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund also may hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

         Risk Factors in Hedging Foreign Currency Risks and Seeking to Increase Returns. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

         In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

         Currency Instruments are volatile and involve significant risks typical of derivative instruments, including credit risk, currency risk, leverage risk and liquidity risk. Currency Instruments used to increase returns will expose the Fund to the risks described above to a greater extent than if the Currency Instruments are used solely for hedging purposes.

         It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Leverage

         Although the Fund has no present intention to use leverage, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33-1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The proceeds from any leverage will be invested in accordance with the investment objectives of the Fund. The expenses of any leverage will be borne by the Fund and will reduce the net asset value of its common stock. No assurance can be given that the Fund will not leverage its portfolio.

         As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has outstanding borrowings for leverage or preferred stock or debt securities outstanding, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not borrow or issue preferred stock or debt securities because the fees paid will be calculated on the basis of an aggregate of: (i) the Fund's average daily net assets (including proceeds from the sale of preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Directors will monitor this potential conflict. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

         Any use of leverage by the Fund will be premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock or debt securities. Such difference in return may result from the short term nature of the Fund's borrowing compared to the longer term nature of its investments. Because the total assets of the Fund (including the assets obtained from leverage) generally are expected to be invested in portfolio investments that will provide a higher return, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long term rates rise, the common stock net asset value will reflect any decline in the value of portfolio holdings resulting therefrom.

         Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of net asset value and market price of shares of common stock or fluctuations in dividends paid on common stock, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of common stock and increased operating costs which may reduce the Fund's total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the total return on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of classes of preferred stock involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of common stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock or debt securities create an opportunity for greater return per share of common stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the total return on assets acquired with borrowed funds or preferred stock or debt offering proceeds exceeds the cost of borrowing or issuing classes of preferred securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on the common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Investment Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Adviser otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund's total assets, as calculated immediately after the incurrence of such indebtedness). Additionally, under the 1940 Act, the Fund may not declare any dividend (except a dividend payable in capital stock of the Fund) or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets, as calculated immediately after the issuance of such preferred stock). In addition, the Fund is not permitted to declare any dividend (except a dividend payable in common stock of the Fund) or other distribution on its common stock unless, at the time of such declaration, the Fund has an asset coverage (determined after deducting the amount of such dividend or distribution) of at least 200% of such liquidation value. In the event shares of preferred stock are issued, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain an asset coverage of any preferred stock of at least 200%.

         With respect to borrowings or indebtedness, "asset coverage" under the 1940 Act means the ratio which the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings or indebtedness of the Fund. With respect to preferred stock, "asset coverage" under the 1940 Act means the ratio which the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing borrowings or indebtedness plus the aggregate of the involuntary liquidation preference of such preferred stock. Under the 1940 Act, the involuntary liquidation preference of a preferred stock is the amount to which such preferred stock would be entitled on involuntary liquidation of the Fund in preference to a security junior to it (i.e., the common stock).

         The Fund's willingness to borrow money and issue debt securities or preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

         Until the Fund borrows or issues shares of preferred stock, the Fund's common stock will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies.

Other Investment Strategies

         Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described above under "-- Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may segregate liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

         Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33-1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates and to retain an affiliate of the Fund as lending agent. See "Portfolio Transactions."

         Illiquid Securities. The Fund may invest in securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.

         When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value at all times will exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

         Standby Commitment Agreements. The Fund from time to time may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund at all times will segregate cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

         No assurance can be given that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

                             --------------------

         The Fund may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

                            INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:

                  1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

                  2. Make investments for the purpose of exercising control or management.

                  3. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

                  4. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law.

                  5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

                  6. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33-1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

                  7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.

         For purposes of investment restriction (7) above, the Fund uses the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

         Subsequent to the issuance of a class of preferred stock, if any, the above-referenced investment restrictions may not be changed without the approval of a majority of the outstanding shares (as defined above) of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares (as defined above) of preferred stock, voting separately as a class.

         Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

                  a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

                  b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under "Other Investment Policies" above.

                  c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

                  d. Change its policy of investing, under normal circumstances, at least 80% of the value of its net assets (including assets acquired from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in equity securities, unless the Fund provides stockholders with at least 60 days' prior written notice of such change.

         If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the Commission.

         The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                       ANNUAL REPURCHASES OF FUND SHARES

         General. The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund's outstanding common stock. The Fund intends to fund repurchase offers by using cash or cash equivalents on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer in
        2006.

         Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund's returns.

         Fundamental Policy Regarding Annual Repurchase Offers. The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the 1940 Act, and the Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by stockholders in response to each repurchase offer ("repurchase request deadline") will be set pursuant to a policy approved by the Board. The date on which the repurchase price for shares is to be determined ("the repurchase pricing date") shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the 1940 Act.

         Annual Repurchase Offer Procedures. The Board of Directors will, in the exercise of its duties and subject to applicable law, determine the number of shares subject to the repurchase offer based upon such considerations as market demand and the Fund's net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A corporation may not repurchase its shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation's total assets would be less than the sum of the corporation's total liabilities. If a repurchase offer is over-subscribed, the Fund may either: (i) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund's outstanding shares, or (ii) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

         Repurchase prices are set at a price equal to the net asset value per share of the Fund as of the repurchase pricing date. The repurchase price may be greater or less than the then current market price of the Fund's shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. The repurchase fee would be used to compensate the Fund for expenses directly related to the repurchase. Payment for tendered shares will be distributed within one week after the repurchase pricing date. All repurchase offer materials will be mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

         The net asset value per share of the Fund is calculated each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. See "Net Asset Value." Stockholders who wish to obtain the net asset value per share of the Fund during any repurchase offer period should contact the Fund or their financial advisor.

                            DIRECTORS AND OFFICERS

         The Directors of the Fund consist of      individuals,       of whom
are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

         Each non-interested Director is a member of the Fund's Audit Committee (the "Audit Committee"). The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Fund's independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee's responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or relating to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund's independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management's responses thereto. The Board of Directors of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. Since the Fund was incorporated, the Audit Committee has held one meeting.

         Each non-interested Director is also a member of the Board's Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders in such manner as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. Since the Fund was incorporated, the Nominating Committee has not held any meetings.

Biographical Information

         Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of funds and portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM") ("FAM/MLIM-advised funds") and other public directorships.

                                                                                       Number of
                                                   Term of                             FAM/MLIM
                                                   Office**                            Advised Funds
                                      Position(s)  and Length   Principal              and
                                      Held with    of Time      Occupation(s) During   Portfolios      Public
Name, Address* and Age of Director    the Fund     Served       Past Five Years        Overseen        Directorships
---------------------------------     -----------  ----------   --------------------   --------------  -------------



                                           [To be completed by amendment]



--------------------

     * The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
     ** Each Director serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund's By-laws, Charter or by statute or until December 31 of the year in which he or she turns 72.
     ***  Chairman of the Audit Committee.

         Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "Interested Director") and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of funds and portfolios overseen in FAM/MLIM-advised funds and public directorships held.


                                                                                       Number of
                                                   Term of                             FAM/MLIM
                                                   Office**                            Advised Funds
                                      Position(s)  and Length   Principal              and
                                      Held with    of Time      Occupation(s) During   Portfolios      Public
Name, Address* and Age of Director    the Fund     Served       Past Five Years        Overseen        Directorships
---------------------------------     -----------  ----------   --------------------   --------------  -------------
Robert C. Doll, Jr.* (50)             President**  President    President of FAM/MLIM                    None
                                      and          and          - advised funds since    registered
                                      Director***  Director     2005; President of       investment
                                                   since 2005   MLIM and FAM since       companies
                                                                2001; Co-Head            consisting
                                                                (Americas Region)        of
                                                                thereof from 2000 to     portfolios
                                                                2001 and Senior Vice
                                                                President thereof from
                                                                1999 to 2001; Director
                                                                of Princeton Services,
                                                                Inc. ("Princeton
                                                                Services") since 2001;
                                                                President of Princeton
                                                                Administrators, L.P.
                                                                ("Princeton
                                                                Administrators") since
                                                                2001; Chief Investment
                                                                Officer of
                                                                OppenheimerFunds, Inc.
                                                                in 1999 and Executive
                                                                Vice President thereof
                                                                from 1991 to 1999.

Donald C. Burke (44)                  Vice         Vice         First Vice President                     None
                                      President    President    of FAM and MLIM since    registered
                                      and          and          1997 and Treasurer       investment
                                      Treasurer    Treasurer    thereof since 1999;      companies
                                                   since 2005   Senior Vice President    consisting of
                                                                and Treasurer of         portfolios
                                                                Princeton Services
                                                                since 1999 and
                                                                Director since 2004;
                                                                Vice President of FAM
                                                                Distributors, Inc.
                                                                ("FAMD") since 1999;
                                                                Vice President of FAM



                                                                                       Number of
                                                   Term of                             FAM/MLIM
                                                   Office**                            Advised Funds
                                      Position(s)  and Length   Principal              and
                                      Held with    of Time      Occupation(s) During   Portfolios      Public
Name, Address* and Age of Director    the Fund     Served       Past Five Years        Overseen        Directorships
---------------------------------     -----------  ----------   --------------------   --------------  -------------
                                                                and MLIM from 1990 to
                                                                1997; and Director of
                                                                Taxation of MLIM from
                                                                1990 to 2001.

Jeffrey Hiller (53)                   Chief        Chief        Chief Compliance                         None
                                      Compliance   Compliance   Officer of the           registered
                                      Officer      Officer      FAM/MLIM-advised funds   investment
                                                   since 2005   and First Vice           companies
                                                                President and Chief      consisting of
                                                                Compliance Officer of    portfolios
                                                                MLIM (Americas Region)
                                                                since 2004; Global
                                                                Director of Compliance
                                                                at Morgan Stanley
                                                                Investment Management
                                                                from 2002 to 2004;
                                                                Managing Director and
                                                                Global Director of
                                                                Compliance at
                                                                Citigroup Asset
                                                                Management from 2000
                                                                to 2002; Chief
                                                                Compliance Officer at
                                                                Soros Fund Management
                                                                in 2000; Chief
                                                                Compliance Officer at
                                                                Prudential Financial
                                                                from 1995 to 2000;
                                                                Senior Counsel in the
                                                                Commission's Division
                                                                of Enforcement in
                                                                Washington, D.C. from
                                                                1990 to 1995.

Vincent J. Costa (42)                 Vice         Vice         Managing Director of                     None
                                      President    President    MLIM since 2005;         registered
                                      and          and          Director of MLIM from    investment
                                      Portfolio    Portfolio    1999 to 2005.            companies
                                      Manager      Manager                               consisting of
                                                   since 2005                            portfolios

Debra L. Jelilian (37)                Vice         Vice         Director of MLIM since                   None
                                      President    President    1999.                    registered
                                      and          and                                   investment
                                      Portfolio    Portfolio                             companies
                                      Manager      Manager                               consisting of
                                                   since 2005                            portfolios

Jonathan Clark (36)                   Vice         Vice         Vice President of MLIM                   None
                                      President    President    since 1999.              registered
                                      and          and                                   investment
                                      Portfolio    Portfolio                             company
                                      Manager      Manager                               consisting of
                                                   since 2005                            portfolios

Alice A. Pellegrino (45)              Secretary    Secretary    Director (Legal                          None
                                                   since 2005   Advisory) of MLIM        registered
                                                                since 2002; Vice         investment
                                                                President of MLIM from   companies
                                                                1999 to 2002;            consisting of
                                                                Secretary of FAM,        portfolios
                                                                MLIM, FAMD and
                                                                Princeton Services
                                                                since 2004.


--------------------
 +  The address of Mr. Doll and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
 *  Mr. Doll is an "interested person," as defined in the 1940 Act, of the Fund based on his positions with FAM, MLIM, Princeton
    Services and Princeton Administrators.
**  Elected by and serves at the pleasure of the Board of Directors of the Fund.

                                                                                       Number of
                                                   Term of                             FAM/MLIM
                                                   Office**                            Advised Funds
                                      Position(s)  and Length   Principal              and
                                      Held with    of Time      Occupation(s) During   Portfolios      Public
Name, Address* and Age of Director    the Fund     Served       Past Five Years        Overseen        Directorships
---------------------------------     -----------  ----------   --------------------   --------------  -------------

    ***  As a Director, Mr. Doll serves until his successor is elected and qualified or until his death, resignation or removal as provided in the Fund's By-laws or Charter or by statute, or until December 31 of the year in which he turns 72.

         In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

Share Ownership

         Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2004 is set forth in the chart below.

                                                      Aggregate Dollar Range of
                              Aggregate Dollar Range   Securities in Supervised
Name                           of Equity in the Fund     Merrill Lynch Funds
----                          ----------------------  -------------------------
Interested Director:
Robert C. Doll, Jr. ..........         None                 Over $100,000
Non-Interested Directors:
[o]*..........................
[o] ..........................  [to be completed by
                                    amendment]
[o]...........................
[o]...........................

---------------------
*  Chairman of the Audit Committee.

         As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

         Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries.

         Each non-interested Director receives an aggregate annual retainer of $ for his or her services to the FAM/MLIM-advised funds, including the Fund. The portion of the annual retainer allocated to each FAM/MLIM-advised fund is determined quarterly based, in general, on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Director totals $ for all the FAM/MLIM-advised funds for which that Director serves and are allocated equally among those funds. The Chairperson of the Board of Directors and the Chairman of the Audit Committee each receive an
additional annual retainer in the amounts of $     and $       , respectively,
which is paid quarterly and allocated to each FAM/MLIM-advised fund for which such Director provides services based on the relative net assets of the fund.

         The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2004.

                                               Pension
                                              Retirement        Aggregate
                           Estimated        other Benefits     Compensation
                           Aggregate       Accrued as Part    from Fund and
                          Compensation            of            FAM/MLIM-
Name                       from Fund         Fund Expense     Advised Funds*
---------                 ------------     ---------------    --------------


                        [to be completed by amendment][


* For the number of FAM/MLIM-advised funds from which each Director receives compensation, see the table above under "-- Biographical Information."
+    Chairman of the Audit Committee.

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

         The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than [100] registered investment companies and offers investment advisory services to individuals and institutional accounts. As of [o] 2005, the Investment Adviser and its
affiliates, including MLIM, had a total of approximately $      billion in
investment company and other portfolio assets under management. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

         The Investment Advisory Agreement provides that, subject to the supervision of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser will also be responsible for the performance of certain management services for the Fund.

         The Fund is managed by the Investment Adviser's Quantitative Investment Team. The members of the team are Vincent J. Costa, CFA, Jonathan Clark and Debra L. Jelilian. The team is jointly responsible for the day-to-day management of the Fund's portfolio. Mr. Clark is primarily responsible for daily trade implementation and portfolio construction. Ms. Jelilian is primarily responsible for reviewing overall portfolio composition to ensure compliance with the stated investment objectives and strategies of the Fund. Mr. Costa will provide general oversight as the manager of the portfolio management group. Mr. Costa has been a Managing Director of MLIM since 2005 and was a Director of MLIM from 1999 to 2005. He is the Investment Adviser's Head of Quantitive Investments and has over 18 years' experience in investing and in managing similar investments. Mr. Clark has been a Vice President of MLIM since 1999. Mr. Clark has 14 years' experience as a portfolio manager and trader. Ms. Jelilian has been a Director of MLIM since 1999. Ms. Jelilian has 13 years' experience in investing and in managing index investments. The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. For more information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares, see " -- Portfolio Manager Information" below.

         For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of % of an aggregate of: (i) the Fund's average daily net assets; and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage ("average daily net assets" means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding debt securities and borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.

         The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

         Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

Initial Approval of Investment Advisory Agreement

         The Board of Directors of the Fund, including a majority of the non-interested Directors of the Fund, has the responsibility under the 1940 Act to approve the Fund's proposed Investment Advisory Agreement for its initial two-year term and for one-year renewal terms thereafter at meetings of the Board called for the purpose of voting on such initial approval or renewals. In addition, the Fund's Board of Directors will receive, review and evaluate information concerning the services and personnel of the Investment Adviser and its affiliates at each quarterly meeting of the Board of Directors and the Committee. While particular emphasis will be placed on information concerning profitability, comparability of fees and total expenses, and the Fund's investment performance at any future meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Investment Adviser and the Fund's investment advisory and administrative arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services to be provided by the Investment Adviser under the Investment Advisory Agreement will include deliberations at future quarterly meetings.

                        [to be completed by amendment]

Portfolio Manager Information

         The Fund is managed by Vincent J. Costa, Jonathan Clark and Debra L. Jelilian.

Other Funds and Accounts Managed by Portfolio Manager

                           Number of Other Accounts Managed and Assets      Number of Accounts and Assets for Which
                                         by Account Type                       Advisory Fee is Performance-Based
                           ---------------------------------------------   ----------------------------------------
Name of Investment          Registered     Other Pooled                    Registered    Other Pooled
Adviser and Portfolio       Investment      Investment                     Investment     Investment        Other
Manager                     Companies        Vehicles     Other accounts   Companies       Vehicles       accounts
-------------------------  -------------  --------------  --------------   -----------   -------------   ----------
Fund Asset Management, L.P.
---------------------------
Vincent J. Costa                                12              20                            4               5
                                          $9,111,163,688  $23,461,765,624               $1,077,182,657  $1,804,665,143

Jonathan Clark                                  0               0                             0               0

Debra L. Jelilian                               11              12                            0               0
                                          $7,061,297,637  $21,980,141,049

-------------------
* A portion of the assets in the master fund of a master-feeder structure are subject to a performance fee.

Fund Ownership

         The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager(s) as of the date of this prospectus.

                 Portfolio Manager                Dollar Range
                 ------------------               ------------
                 Vincent J. Costa                     None
                 Jonathan Clark                       None
                 Debra L. Jelilian                    None

Portfolio Manager Compensation

         Portfolio Manager Compensation

         The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

         Compensation Program

         The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

         Base Salary

         Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

         Performance-Based Compensation

         MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

         To that end, portfolio manager incentive compensation is based on the performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio managers' compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

         Cash Bonus

         Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

         Stock Bonus

         A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

         The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives.

         Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

         Other Benefits

         Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest.

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

         To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, portfolio managers will need to divide their time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

Code of Ethics

         The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

         The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

         From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the

Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

         o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's board of directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

         o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

         o Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

         o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

         o Routine proposals related to requests regarding the formalities of corporate meetings.

         o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

         o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         Information about how the Fund votes proxies relating to securities held in the Fund's portfolio from the commencement of operations to June 30, 200_ and during each 12-month period ending June 30 thereafter will be available without charge commencing no later than the following September 1:
(1) at www.mutualfunds.ml.com and (2) on the Commission's website at http://www.sec.gov.

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

         Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

         Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

         Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

         Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

         The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the "lending agent") for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund's expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser's waiver of a portion of its advisory fee.

         Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

         Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict portfolio turnover rates with any certainty, the Fund presently anticipates that the portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute dividends from its net investment income quarterly to holders of common stock. It is expected that the Fund will
commence paying quarterly dividends in        2005. The Fund currently intends
either to pay out less than the entire amount of net investment income earned in any particular period or pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividend distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a more stable level of distributions to stockholders and may choose not to do so. For federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and holders of preferred stock, if any.

         The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source (as between net income and capital gains) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund's net investment income and net realized capital gains for the relevant fiscal year. In such situations, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a stockholder's tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of shares.

         While any indebtedness is outstanding, the Fund may not declare any cash dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, or purchase any such capital stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). The Fund has no current intention to use leverage.

         See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common stockholders may be automatically reinvested in shares of common stock. Dividends and distributions may be taxable to stockholders whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

General

         The Fund intends to elect and to qualify annually for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its income, the Fund (but not its stockholders) will not be subject to federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute all or substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

         The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, no assurance can be given that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


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

         Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to stockholders as long term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder with respect to those shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any capital gain dividends, as well as dividends eligible for the foreign tax credit, the dividends received deduction for corporate stockholders and/or the reduced federal income tax rate applicable to the qualified dividend income described below.

         Dividends are taxable to stockholders even though they are reinvested in additional shares of the Fund. If the Fund pays a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which the dividend was declared.

         The Fund's sale or writing of call options on the S&P 500 Index and the Nasdaq 100 Index may affect the period for which it is treated as having held stocks that it owns which are also included in the S&P 500 Index or the Nasdaq 100 Index for federal income tax purposes. Some of the call options employed by the Fund reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property within the meaning of the Code, thereby giving rise to "straddles" under federal income tax rules. Tax rules applicable to straddles will require the Fund to defer certain losses on positions within a straddle and to terminate its holding period for shares which become part of a straddle before the long-term capital gains holding period has been reached. Under these rules, the Fund will not be treated as having owned the affected shares for any time before the options lapse or are otherwise terminated. As a result, the Fund will not be able to reduce its income by such losses and, furthermore, will be required to treat any gains recognized as a result of sales of affected shares as short-term even if the Fund has held such stock for the long-term capital gain holding period.

         A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if the Fund and eligible corporate shareholders meet certain requirements. A shareholder (a) that is taxed as a corporation for federal income tax purposes, (b) meets applicable holding period and taxable income requirements of Section 246 of the Code, (c) is not subject to the "debt-financed portfolio stock" rules of Section 246A of the Code with respect to its investment in common stock and (d) is otherwise entitled to the Dividends Received Deduction can claim a deduction in an amount equal to 70% of the dividends received on shares of common stock which are designated by the Fund as qualifying for the Dividends Received Deduction. Because the Fund must also meet the applicable requirements in order to designate income as eligible for the Dividends Received Deduction, the straddle rules as described above, which terminate or suspend the holding period of underlying stocks considered to be substantially similar to the Fund's call options may limit the Fund's ability to designate distributions as eligible for the Dividend Received Deduction The Fund cannot predict the percentage (if any) of its distributions which will be eligible for the Dividends Received Deduction in the hands of corporate shareholders.

         Certain dividend income and long term capital gain are eligible for a reduced tax rate applicable to noncorporate shareholders for taxable years ending in or prior to 2008. Distributions comprised of dividends from certain domestic corporations and certain qualified foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States, and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the Unites States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15% in the hands of non-corporate shareholders A certain portion of the Fund's dividends when paid to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to dividend paying stocks in its portfolio and the non-corporate stockholder must meet holding period and other requirements with respect to the Fund's shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Short-term capital gains (including a portion of premiums received by the Fund as the seller (writer) of expired options contracts) generally do not qualify for the reduced rates. In addition, dividends on foreign securities may not be eligible for the reduced rate. Likewise, dividends from REITs are generally not eligible for treatment as qualified dividend income. Additionally, the straddle rules as described above, which terminate or suspend the holding period of any underlying stocks considered to be substantially similar to its call options may limit the Fund's ability to designate distributions as qualified dividend income. The Fund cannot predict the percentage (if any) of its distributions which will qualify for taxation to non-corporate shareholders as qualified dividend income.

         Upon the sale or exchange of Fund shares held as a capital asset, a stockholder may realize a capital gain or loss, which will be long term or short term depending on the stockholder's holding period for the shares. Generally, gain or loss will be long term if the shares have been held for more than one year. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided that the required information is timely forwarded to the IRS.

         Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities if and to the extent properly designated as "interest-related dividends" or "short-term capital gain dividends," generally will not be subject to U.S. withholding tax. It is uncertain, however, what portion, if any, of the Fund's distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign stockholders. The 2004 Tax Act also provides that distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends among other entities) generally will cause a foreign stockholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. stockholders. Such distributions may be subject to U.S. withholding tax and may require the foreign stockholder to file a U.S. federal income tax return. These provisions generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the stockholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to stockholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the IRS pursuant to which stockholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct their proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate stockholders who do not itemize deductions. A stockholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such stockholder. The Fund will report annually to its stockholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income between common stock and any preferred shares according to a method similar to that described above for the allocation of capital gains and other types of income.

         Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to
RICs). Operation of these rules could, therefore, affect the character (including the treatment as qualified dividend income for noncorporate stockholders or eligibility for the dividends received deduction for corporate stockholders), amount and timing of distributions to stockholders. Special tax rules also will require the Fund to mark-to-market (i.e., treat them as sold on the last day of the taxable year) certain types of positions in its portfolio (i.e., many of the call options written by the Fund) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in it books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

         If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, it will generally be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, the Fund may be eligible to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value but only to the extent of previously recognized "mark-to-market" gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

         Under Treasury Regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are, in many cases, exempted from this reporting requirement, but under current guidance stockholders of regulated investment companies are not exempted. In addition, under recently enacted legislation, significant penalties may be imposed in connection with the failure to comply with these reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Stockholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Offers to Purchase Shares

         Under current law, a stockholder who, pursuant to any repurchase or tender offer, tenders all of his or her shares and who, after such repurchase or tender offer is not considered to own any shares under attribution rules contained in the Code or meets one of the other tests for sale or exchange treatment under the Code will realize a taxable gain or loss depending upon such stockholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets. Different tax consequences may apply to tendering and non-tendering stockholders in connection with a repurchase or tender offer, and these consequences will be disclosed in the related offering documents. If a stockholder tenders less than all shares owned by or attributed to such stockholder, and if the distribution to such stockholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital or capital gain depending on the Fund's earnings and profits and the stockholder's basis in the tendered shares. Also, there is a risk that nontendering stockholders may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part. Stockholders may wish to consult their tax advisers prior to tendering their shares. If stockholders whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, a risk exists that these stockholders will be subject to taxable dividend treatment and a risk exists that the remaining stockholders may be considered to have received a deemed distribution.

Miscellaneous

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

         Ordinary income and capital gain dividends also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

         Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

         Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by , as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee
name, then to such nominee) by                  , as dividend paying agent.
Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written
instructions to                  , as dividend paying agent, at the address
set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

         Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

         In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

         The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

         In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

         There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

         Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence concerning the Plan should be directed to the Plan
Agent at                 .

                             CONFLICTS OF INTEREST

         The investment activities of the Investment Adviser, Merrill Lynch and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Investment Adviser has adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Investment Adviser that may give rise to such conflicts of interest.

         Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch's affiliates that are not service providers to the Fund engage in a broad range of activities over which the Investment Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. No assurance can be given that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

         Merrill Lynch and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

         The results of the Fund's investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by the Investment Adviser. It is possible that the Investment Adviser and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Investment Adviser and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

         From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

         In connection with its management of the Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Fund.

         In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

         The Investment Adviser may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

         The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund's creditworthiness.

         It is also possible that, from time to time, Merrill Lynch or any of its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

         It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch's activities may limit the Fund's flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

         The Investment Adviser, its affiliates, and its directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, each of the Fund and the Investment Adviser has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.

         The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

         Present and future activities of Merrill Lynch and its affiliates, including of the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

                                NET ASSET VALUE

         Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

         The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

         Generally, portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

         Generally trading in non-U.S. securities, as well as mortgage-backed securities, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods, that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Investment Adviser using a pricing service and/or procedures approved by the Directors.

                         DESCRIPTION OF CAPITAL STOCK

         The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See "Other Investment Policies -- Leverage."

Common Stock

         Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

         In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Other Investment Policies -- Leverage."

         The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

         The Investment Adviser provided the initial capital for the Fund by
purchasing shares of common stock of the Fund for $             . As of the
date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Preferred Stock

         In the event the Fund issues preferred stock, it is anticipated that such preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock will have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of any preferred stock to be issued by the Fund will equal its original purchase price per share plus accumulated dividends per share.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any outstanding preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated but unpaid dividends, whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, it is expected that preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of any outstanding preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class.

In connection with the election of the Fund's Directors, holders of shares of any outstanding preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, it is expected that the Fund will have not less than five Directors. If at any time dividends on shares of any outstanding preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment. It is expected that the affirmative vote of the holders of a majority of the outstanding shares of any outstanding preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

         Redemption Provisions. It is anticipated that any outstanding shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the 1940 Act and rating services that issue ratings on the preferred stock.

Certain Provisions of the Charter and By-laws

         The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66-2/3% of the shares entitled to vote in an election to fill that directorship.

         In addition, the Charter requires the favorable vote of the holders of at least 66-2/3% of the Fund's shares to approve, adopt or authorize the following:

          o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

          o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

          o    a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

         In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66?% of the Fund's outstanding shares of capital stock (including any preferred stock to be issued by the Fund) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of such preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

         Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of preferred stock, the borrowing of money and the purchase of illiquid securities.

         The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66?% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

         The Board of Directors has determined that the 66?% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

         The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

                                   CUSTODIAN

         The Fund's securities and cash are held under a custodian agreement with.

                                 UNDERWRITING

         The Fund intends to offer the shares through the underwriters.
         is acting as representative of the underwriters named below. Subject
to the terms and conditions contained in a                   purchase agreement
between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.


                                                                     Number
                           Underwriter                              of Shares
                           -----------                              ---------


         Total............................................

                                                                    =========


         The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

         The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

         The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

         The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession
not in excess of $      per share. The underwriters may allow, and the dealers
may reallow, a discount not in excess of $      per share to other dealers.
There is a sales charge or underwriting discount of $       per share, which
is equal to     % of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased
in the offering on or before          , 2005.

         The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                                                      Per Share       Without Option     With Option
                                                                      ---------       --------------     -----------
Public offering price ......................................             $20.00              $                $
Underwriting discount ......................................               $                 $                $
Proceeds, before expenses, to the Fund .....................               $                 $                $


         The expenses of the offering, excluding underwriting discount, are
estimated at $             and are payable by the Fund. The Fund has agreed to
pay the underwriters $             per share of common stock as a partial
reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not
exceed        % of the total price to the public of the shares of common stock sold in this offering.  The Fund has also agreed to pay certain expenses of
counsel to the underwriters in an amount up to $              , which will not
exceed      % of the total price to the public of the common stock sold in this offering. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the
$     per share partial reimbursement of expenses to the underwriters) exceed
$     per share of common stock (     % of the offering price). The Investment
Adviser has agreed to pay all of the Fund's organizational expenses.

Overallotment Option

         The Fund has granted the underwriters an option to purchase up to additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

         Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund's shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

         If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

         The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters' short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

         Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

         Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares of common stock on the New
York Stock Exchange under the symbol "         ," subject to official notice of
issuance, or will apply to list its shares of common stock on another national securities exchange. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

         The Investment Adviser (and not the Fund) has agreed to pay a fee
from its own resources to Merrill Lynch quarterly at the annual rate of    % of
the aggregate of: (i) the Fund's average daily net assets (including proceeds from the issuance of any preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage, during the continuance of the Investment Advisory Agreement. In addition to acting as lead underwriter in the initial public offering of the Fund's common stock, Merrill Lynch has agreed to provide, upon request, certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund and to provide relevant information, studies or reports regarding the
Fund and the closed-end investment company industry on an as-needed basis. The
total amount of these additional payments will not exceed      % of the total
price to the public of the shares of common stock sold in this offering.

         The total amount of the additional compensation to Merrill Lynch
described above, plus the amount paid by the Fund as the $           per share
partial reimbursement to the underwriters and as payment of certain expenses
of counsel to the underwriters, will not exceed     % of the total price to the
public of the common stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of shares of common stock, including sales load and all forms of additional compensation to underwriters, will be limited to 9% of the total price to the public of the shares of common stock sold in this offering.

         The Fund anticipates that Merrill Lynch and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than Merrill Lynch may from time to time act as dealers in connection with the execution of portfolio transactions. See "Portfolio Transactions." Merrill Lynch is an affiliate of the Investment Adviser.

         The address of                         .

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         The transfer agent, dividend disbursing agent and registrar for the
Fund's shares is                      .

                         ACCOUNTING SERVICES PROVIDER

                           , provides certain accounting services for the Fund.

                                 LEGAL MATTERS

         Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the
underwriters by                      , New York, New York.
may rely on the opinion of Sidley Austin Brown & Wood LLP as to certain matters of Maryland law.

           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS

         The statement of assets and liabilities of the Fund as of       , 2005
included in this prospectus has been audited by        , independent registered
public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given as experts in accounting and auditing.

                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund may also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10006.

         Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors,
Enhanced Equity Yield & Premium Fund, Inc.

We have audited the accompanying statement of assets and liabilities of
Enhanced Equity Yield & Premium Fund, Inc. as of            , 2005. This
financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Enhanced
Equity Yield & Premium Fund, Inc. as of         , 2005, in conformity with U.S.
generally accepted accounting principles.

         , 2005

                  ENHANCED EQUITY YIELD & PREMIUM FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                    , 2005

ASSETS
   Cash                                                                                                  $
   Deferred offering costs (Note 1)..............................................................        ________
       Total assets .............................................................................

LIABILITIES:
   Liabilities and accrued expenses (Note 1).....................................................        ________
NET ASSETS: .....................................................................................        $
                                                                                                         ________

NET ASSETS CONSIST OF:
   Common Stock, par value $.10 per share; 200,000,000 shares authorized;
       issued and outstanding (Note 1)...........................................................        $
Paid-in Capital in excess of par ................................................................        ________
   Net Assets-Equivalent to $            net asset value per share based on
       shares of capital stock outstanding (Note 1)..............................................        $
                                                                                                         ========


                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1. Organization

         Enhanced Equity Yield & Premium Fund, Inc. (the "Fund') was incorporated under the laws of the State of Maryland on April 15, 2005 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment
Adviser") of an aggregate of       shares for $           on            , 2005.
The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

The Investment Adviser, on behalf of the Fund, will incur all organizational
costs, estimated at $       . The Investment Adviser also has agreed to pay the
amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $____ per share of common stock. Offering costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

         The Fund has engaged the Investment Adviser to provide investment advisory and administrative services to the Fund. The Investment Adviser will receive a monthly fee for advisory and administrative services at an annual rate equal to 1.00% of an aggregate of: (i) the Fund's average daily net assets (including the proceeds from the issuance of any preferred stock offering); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

Note 3. Federal Income Taxes

         The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4.  Accounting Principles

         The Fund's statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates.

===============================================================================


         Through and including          , 2005 (the 25th day after the date of
this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                             Shares



                  Enhanced Equity Yield & Premium Fund, Inc.



                                 Common Stock


                            ----------------------

                              P R O S P E C T U S

                            ----------------------















                                    , 2005


===============================================================================

                           PART C. OTHER INFORMATION

ITEM 24.   Financial Statements And Exhibits.

     (1)      Financial Statements

              Report of Independent Registered Public Accounting Firm

              Statement of Assets and Liabilities as of [o], 2005.


         Exhibits

   Exhibits                               Description

       (a) -- Articles of Incorporation of the Registrant.
       (b) -- By-Laws of the Registrant.
       (c) -- Not applicable.
    (d)(1) -- Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(a)
    (d)(2) -- Form of specimen certificate for shares of common stock of the Registrant.*
       (e) -- Form of Dividend Reinvestment Plan.*
       (f) -- Not applicable.
       (g) -- Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. ("FAM" or the "Investment Adviser").*
    (h)(1) -- Form of Purchase Agreement between the Registrant and the Investment Adviser and [o].*
    (h)(2) -- Form of [o] Standard Dealer Agreement.*
    (h)(3) -- Form of Master Agreement Among Underwriters.*
       (i) -- Not applicable.
       (j) -- Form of Custodian Contract between the Registrant and [o].*
    (k)(l) -- Form of Registrar, Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and [o].*
    (k)(2) -- Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company ("State Street").(b)
    (k)(3) -- Form of Additional Compensation Agreement between FAM and [o].*
       (l) -- Opinion and Consent of Sidley Austin Brown & Wood LLP.*
       (m) -- Not applicable.
       (n) -- Consent of [o], independent registered public accounting firm for the Registrant.*
       (o) -- Not applicable.
       (p) -- Certificate of FAM.*
       (q) -- Not applicable.
       (r) -- Code of Ethics.(c)
-------------------------------------

(a) Reference is made to Article IV (sections 2, 3, 4, 5, 6 and 7), Article V (sections 3, 6 and 7), Article VI, Article VIII, Article IX, Article X, and Article XII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 3, 5 and 17), Article VI (section 2), Article VII,
     Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.

(b) Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(c) Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 33-110936), filed on January 22, 2004.
*    To be provided by Amendment.

ITEM 25.   Marketing Arrangements.

     See Exhibits (h)(1), (h)(2) and (h)(3).

ITEM 26.   Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                                            $*
[o] Stock Exchange listing fees                                              *
Printing (other than stock certificates)                                     *
Engraving and printing stock certificates                                    *
Legal fees and expenses                                                      *
Accounting fees and expenses                                                 *
NASD fees                                                                    *
Underwriters expense reimbursement                                           *
Miscellaneous                                                                *

Total                                                                        $*

-------------------------
*  To be provided by amendment

ITEM 27. Persons Controlled by or Under Common Control with Registrant.

     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock--Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

ITEM 28. Number of Holders of Securities.

     There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29. Indemnification.

     Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-Laws and Section 6 of the Purchase Agreement, which provide for indemnification.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Laws, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for the indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Laws from liability arising from his or her activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 30.   Business And Other Connections Of The Investment Adviser.

     FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

     Merrill Lynch Investment Managers, L.P. ("MLIM") acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also as sub-adviser to certain other portfolios.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

     The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc., ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, [o] is [o].

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his, her or its own account or in the capacity of director, officer, employee, partner or Director. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer and director of all or substantially all of such companies.

             Name                       Position(s) with                     Other Substantial Business,
                                       Investment Adviser                 Profession, Vocation Or Employment

ML & Co.                         Limited Partner                 Financial Services Holding Company; Limited Partner
                                                                 of MLIM

Princeton Services               General Partner                 General Partner of MLIM

Robert C. Doll, Jr.              President                       President of MLIM; Co-Head (Americas Region) of
                                                                 MLIM from 2000 to 2001; Director of Princeton
                                                                 Services; Chief Investment Officer of
                                                                 OppenheimerFunds, Inc. in 1999 and Executive
                                                                 Vice President thereof from 1991 to 1999

Donald C. Burke                  First Vice President and        First Vice President and Treasurer of MLIM; Senior
                                 Treasurer                       Vice President, Treasurer and Director of Princeton
                                                                 Services; Senior Vice President; Vice President of
                                                                 FAMD

Andrew J. Donohue                General Counsel                 First Vice President and General Counsel of MLIM;
                                                                 Senior Vice President and Director of Princeton
                                                                 Services; President and Director of FAMD

Alice A. Pellegrino              Secretary                       Secretary of MLIM, Princeton Services and FAMD


ITEM 31.   Location of Account and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32.   Management Services.

     Not applicable.

ITEM 33.   Undertakings.

     (1) The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if
(1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (2) Not applicable.

     (3) Not applicable.

     (4) Not applicable.

     (5) The Registrant undertakes that:

          (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 18th day of April, 2005.

                                   Enhanced Equity Yield & Premium Fund, Inc.
                                            (Registrant)



                                     By:  /s/ Natalie S. Bej
                                     ----------------------------------------
                                           (Natalie S. Bej, President)

     Each person whose signature appears below hereby authorizes Natalie S. Bej, Brian D. Stewart and Alice A. Pelligrino, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signatures                                      Title                                   Date

          /s/ Natalie S. Bej               President (Principal Executive Officer) and           April 18, 2005
      ---------------------------                            Director
           (Natalie S. Bej)


        /s/ Brian D. Stewart
      ---------------------------         Treasurer (Principal Financial and Accounting          April 18, 2005
          (Brian D. Stewart)                          Officer) and Director

       /s/ Alice A. Pelligrino
      ---------------------------                            Director                            April 18, 2005
         (Alice A. Pelligrino)

                                 Exhibit Index


(a) -- Articles of Incorporation of the Registrant.
(b) -- By-laws of the Registrant.

                                                                Exhibit A


                           ARTICLES OF INCORPORATION
                                      OF
                  ENHANCED EQUITY YIELD & PREMIUM FUND, INC.


         THE UNDERSIGNED, LYNETTE D. ASHBY, whose post-office address is c/o Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, being at least eighteen (18) years of age, does hereby act as incorporator, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations and with the intention of forming a corporation.

                                  ARTICLE I.

                                     NAME
                                     ----

         The name of the corporation is ENHANCED EQUITY YIELD & PREMIUM FUND, INC. (the "Corporation").

                                  ARTICLE II.

                              PURPOSES AND POWERS
                              -------------------

         The purpose or purposes for which the Corporation is formed is to act as a closed-end, management investment company under the federal Investment Company Act of 1940, as amended, and in effect from time to time (the "Investment Company Act"), and to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

                                 ARTICLE III.

                      PRINCIPAL OFFICE AND RESIDENT AGENT
                      -----------------------------------

         The post-office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post-office address of the resident agent is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

                                  ARTICLE IV.

                                 CAPITAL STOCK
                                 -------------

         (1) The total number of shares of capital stock which the Corporation shall have authority to issue is 200,000,000 shares, all initially classified as one class called Common Stock, of the par value of Ten Cents ($0.10) per share, and of the aggregate par value of Twenty Million Dollars ($20,000,000).

         (2) The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series provided, however, that the total amount of shares of all classes or series shall not exceed the total number of shares of capital stock authorized in the Charter.

         (3) Unless otherwise expressly provided in the Charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, the holders of each class or series of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes and series.

         (4) Unless otherwise expressly provided in the Charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above.

         (5) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or series of capital stock of the Corporation (or of any class or series entitled to vote thereon as a separate class or series) to take or authorize any action, the Corporation is hereby authorized (subject to the requirements of the Investment Company Act, and any rules, regulations and orders issued thereunder) to take such action upon the concurrence of a majority of the votes entitled to be cast by holders of capital stock of the Corporation (or a majority of the votes entitled to be cast by holders of a class or series as a separate class or series) unless a greater proportion is specified in the Charter.

         (6) Unless otherwise expressly provided in the Charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each class or series of capital stock of the Corporation shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share ratably in the remaining net assets of the Corporation.

         (7) Any fractional shares shall carry proportionately all of the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

         (8) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of stockholders, except with respect to any matter which requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class shall constitute a quorum.

         (9) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the By-Laws of the Corporation. As used in the Charter of the Corporation, the terms "Charter" and "Articles of Incorporation" shall mean and include the Articles of Incorporation of the Corporation as amended, supplemented and restated from time to time by Articles of Amendment, Articles Supplementary, Articles of Restatement or otherwise.

         (10) Upon the approval of a majority of the entire Board of Directors of the Corporation, the Board of Directors of the Corporation may amend the Charter to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class the Corporation has authority to issue without any action by the holders of the capital stock of the Corporation.

                                  ARTICLE V.

                     PROVISIONS FOR DEFINING, LIMITING AND
                 REGULATING CERTAIN POWERS OF THE CORPORATION
                     AND OF THE DIRECTORS AND STOCKHOLDERS
                 --------------------------------------------

         (1) The initial number of directors of the Corporation shall be three
(3), which number may be increased or decreased pursuant to the By-Laws of the Corporation but shall never be less than the minimum number permitted by the General Laws of the State of Maryland. The names of the directors who shall act until the first annual meeting or until their successors are duly elected and qualify are:

                              Alice A. Pellegrino
                               Brian D. Stewart
                                Natalie S. Bej

         (2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, without any action by the stockholders, subject to such limitations as may be set forth in these Articles of Incorporation or in the By-Laws of the Corporation or in the General Laws of the State of Maryland.

         (3) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

         (4) Each director and each officer of the Corporation shall be indemnified and advanced expenses by the Corporation to the full extent permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law subject to the requirements of the Investment Company Act. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

         (5) To the fullest extent permitted by the General Laws of the State of Maryland or decisional law, as amended or interpreted, subject to the requirements of the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its security holders for money damages. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

         (6) The Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, to make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the Investment Company Act.

         (7) A director elected by the holders of capital stock may be removed (with or without cause), but only by action taken by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of capital stock then entitled to vote in an election to fill that directorship.

         (8) The enumeration and definition of the particular powers of the Board of Directors included in the Charter shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereinafter in force.

         (9) The Board of Directors of the Corporation, in considering a potential acquisition of control of the Corporation, may consider the effect of the potential acquisition of control on: (i) holders of the capital stock of the Corporation, (ii) employees, suppliers, customers and creditors of the Corporation, and (iii) communities in which offices or other establishments of the Corporation are located.

                                  ARTICLE VI.

                          DENIAL OF PREEMPTIVE RIGHTS
                          ---------------------------

         No stockholder of the Corporation shall by reason of his holding shares of capital stock have any preemptive or preferential right to purchase or subscribe to any shares of capital stock of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into shares of capital stock, now or hereafter to be authorized, whether or not the issuance of any such shares, or notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of such stockholder; except that the Board of Directors, in its discretion, may issue shares of any class of the Corporation, or any notes, debentures, bonds, other securities convertible into shares of any class, either in whole or in part, to the existing stockholders or holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of any or all of the holders of any or all of the classes, series or types of stock or other securities at the time outstanding.

                                 ARTICLE VII.

                             DETERMINATION BINDING
                             ---------------------

         Any determination made in good faith and consistent with applicable law, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or as to the use, alteration or cancellation of any reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting or the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision in this Charter shall be effective to
(a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or
(b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                 ARTICLE VIII.

                       PRIVATE PROPERTY OF STOCKHOLDERS
                       --------------------------------

         The private property of stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

                                  ARTICLE IX.

                        CONVERSION TO OPEN-END COMPANY
                        ------------------------------

         Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, a favorable vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock of the Corporation entitled to be voted on the matter shall be required to approve, adopt or authorize an amendment to these Articles of Incorporation of the Corporation that makes the Common Stock a "redeemable security" (as that term is defined in section 2(a)(32) of the Investment Company Act) unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the By-Laws of the Corporation, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required.

                                  ARTICLE X.

                      MERGER, SALE OF ASSETS, LIQUIDATION
                      -----------------------------------

         Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, a favorable vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock of the Corporation entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of the Corporation with any other corporation, (ii) a sale of all or substantially all of the assets of the Corporation (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Corporation, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the By-Laws of the Corporation, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required.

                                  ARTICLE XI.

                              PERPETUAL EXISTENCE
                              -------------------

              The duration of the Corporation shall be perpetual.

                                 ARTICLE XII.

                                   AMENDMENT
                                   ---------

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter, in any manner now or hereafter prescribed by statute, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock and substantially adversely affects the stockholders' rights, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws of the Corporation), the amendment or repeal of Section (5) of Article IV, Section (1), Section (4), Section (5), Section (6) and Section (7) of
Article V, Article VIII, Article IX, Article X, Article XI or this Article XII, of these Articles of Incorporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock of the Corporation entitled to be voted on the matter.

         IN WITNESS WHEREOF, the undersigned incorporator of ENHANCED EQUITY YIELD & PREMIUM FUND, INC., hereby executes the foregoing Articles of Incorporation and acknowledges the same to be her act.

Dated this 15th day of April, 2005


                                         /s/   Lynette D. Ashby
                                        -----------------------------------
                                               Lynette D. Ashby

                                                                Exhibit B


                                    BY-LAWS

                                      OF

                  ENHANCED EQUITY YIELD & PREMIUM FUND, INC.

                                  ARTICLE I.


                                    Offices
                                    -------

         Section 1.01 Principal Office. The principal office of the Corporation shall be in the City of Baltimore and State of Maryland.

         Section 1.02 Principal Executive Office. The principal executive office of the Corporation shall be at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

         Section 1.03 Other Offices. The Corporation may have such other offices in such places as the Board of Directors from time to time may determine.

                                 ARTICLE II.

                           Meetings of Stockholders
                           ------------------------

         Section 2.01 Annual Meeting. Except as otherwise required by the rules of any stock exchange on which the Corporation's shares of stock may be listed, the Corporation shall not be required to hold an annual meeting of its stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the "Investment Company Act"). In the event that the Corporation shall be required to hold an annual meeting of stockholders to elect directors under the Investment Company Act, such meeting shall be held no later than 120 days after the occurrence of the event requiring the meeting. Any stockholders' meeting held in accordance with this Section shall for all purposes constitute the annual meeting of stockholders for the year in which the meeting is held.

         In the event an annual meeting is required by the rules of a stock exchange on which the Corporation's shares of stock are listed, the annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on such day and month of each year as shall be designated annually by the Board of Directors.

         Section 2.02 Special Meetings. Special meetings of the stockholders, unless otherwise provided by law, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or on the written request of the holders of at least 25% of the outstanding shares of capital stock of the Corporation entitled to vote at such meeting if they comply with Section 2-502(b) or (c) of the Maryland General Corporation Law.

         Section 2.03 Place of Meetings. The annual meeting and any special meeting of the stockholders shall be held at such place as the Board of Directors from time to time may determine.

         Section 2.04 Notice of Meetings; Waiver of Notice. Notice of the place, date and time of the holding of each annual and special meeting of the stockholders and the purpose or purposes of each special meeting shall be given personally or by mail or transmitted to the stockholder by electronic mail to any electronic mail address of the stockholder or by any other electronic means, not less than ten nor more than 90 days before the date of such meeting, to each stockholder entitled to vote at such meeting and to each other stockholder entitled to notice of the meeting. Notice by mail shall be deemed to be duly given when deposited in the United States mail addressed to the stockholder at his or her address as it appears on the records of the Corporation, with postage thereon prepaid.

         Notice of any meeting of stockholders shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, or who, either before or after the meeting, shall submit a signed waiver of notice which is filed with the records of the meeting. When a meeting is adjourned to another time and place, unless the Board of Directors, after the adjournment, shall fix a new record date for an adjourned meeting, or unless the adjournment is for more than 120 days after the original record date, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken.

         Section 2.05 Quorum. The presence in person or by proxy of the holders of shares of stock entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of stockholders, except with respect to any matter which requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum. In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat except as otherwise required by these By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of the Corporation in excess of a majority thereof which may be required by the laws of the State of Maryland, the Investment Company Act, or other applicable statute, the Charter, or these By-Laws, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which properly may come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matter or matters.

         Section 2.06 Organization. At each meeting of the stockholders, the Chairman of the Board (if one has been designated by the Board), or in his or her absence or inability to act, the President, or in the absence or inability to act of the Chairman of the Board and the President, a Vice President, shall act as chairman of the meeting. The Secretary, or in his or her absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

         Section 2.07 Order of Business. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

         Section 2.08 Business at Annual Meeting. No business may be transacted at any meeting of stockholders, other than business that is either
(a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before any meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in Article II, Section 2.04 of these By-Laws and on the record date for the determination of stockholders entitled to vote at any such meeting of stockholders as determined in accordance with Article II,
Section 2.11 hereof and (ii) who complies with the notice procedures set forth in this Section 2.08.

         In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

         To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) with respect to the Corporation's first annual meeting of stockholders, not later than the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date on which the first annual meeting shall be held is first made (provided that such annual meeting shall be held within ninety (90) calendar days of such public disclosure of the date); and (b) thereafter, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth
(60th) calendar day prior to such annual meeting or the fifteenth (15th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. For purposes of this Section 2.08, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations thereunder) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or pursuant to Section 30 (or the rules and regulations thereunder) of the Investment Company Act.

         To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

         No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.08, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.08 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of a meeting determines that business was not properly brought before the meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

         Section 2.09 Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Charter with respect to the right, if any, of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.09 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.09.

         In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

         To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) with respect to the Corporation's first annual meeting of stockholders, not later than the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date on which the first annual meeting shall be held is first made (provided that such annual meeting shall be held within ninety (90) calendar days of such public disclosure of the date); (b) thereafter, in the case of an annual meeting, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty
(60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth (60th) calendar day prior to such annual meeting or the fifteenth (15th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (c) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the fifteenth
(15th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. For purposes of this Section 2.09, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations thereunder) of the Exchange Act or pursuant to Section 30 (or the rules and regulations thereunder) of the Investment Company Act.

         To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

         No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.09. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

         Section 2.10 Voting. Except as otherwise provided by statute or the Charter, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock standing in his or her name on the record of stockholders of the Corporation as of the record date determined pursuant to
Section 2.11 of this Article or, if such record date shall not have been so fixed, then at the later of (i) the close of business on the day on which notice of the meeting is mailed or (ii) the thirtieth (30) day before the meeting.

         Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him or her as proxy by signing a writing authorizing another person to act as proxy. Such signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization for the person to act as proxy to (i) the person authorized to act as proxy or (ii) any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization. The authorization referred to in the preceding sentences may be transmitted by U.S. mail, courier service, personal delivery, a telegram, cablegram, datagram, electronic mail, or any other electronic or telephonic means and a copy, facsimile telecommunication, or other reliable reproduction of the writing or transmission authorized in this paragraph may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used.

         No proxy shall be valid after the expiration of eleven months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where such proxy states that it is irrevocable and where an irrevocable proxy is permitted by law. Except as otherwise provided by statute, the Charter or these By-Laws, any corporate action to be taken by vote of the stockholders (other than the election of directors, which shall be by a plurality of votes cast) shall be authorized by a majority of the total votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action.

         If a vote shall be taken on any question other than the election of directors, which shall be by written ballot, then unless required by statute or these By-Laws, or determined by the chairman of the meeting to be advisable, any such vote need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his or her proxy, if there be such proxy, and shall state the number of shares voted.

         Section 2.11 Fixing of Record Date for a Meeting. The Board of Directors may set a record date for the purpose of determining stockholders entitled to vote at any meeting of the stockholders. The record date, which may not be prior to the close of business on the day the record date is fixed, shall be not more than 90 nor less than ten days before the date of the meeting of the stockholders. All persons who were holders of record of shares at such time, and not others, shall be entitled to vote at such meeting and any adjournment thereof.

         Section 2.12 Inspectors. The Board, in advance of any meeting of stockholders, may appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall determine the number of shares outstanding and the voting powers of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be stockholders.

         Section 2.13 Consent of Stockholders in Lieu of Meeting. Except as otherwise provided by statute or the Charter, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter is filed with the records of stockholders' meetings.

                                 ARTICLE III.

                              Board of Directors
                              ------------------

         Section 3.01 General Powers. Except as otherwise provided in the Charter, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the stockholders by law or by the Charter or these By-Laws.

         Section 3.02 Number of Directors. The number of directors shall be fixed from time to time by resolution of the Board of Directors adopted by a majority of the entire Board of Directors then in office; provided, however, that in no event shall the number of directors be less than the minimum permitted by the Maryland General Corporation Law nor more than 15. Any vacancy created by an increase in the number of directors may be filled in accordance with Section 3.06 of this Article III. No reduction in the number of directors shall have the effect of removing any director from office prior to the expiration of his term unless such director specifically is removed pursuant to Section 3.05 of this Article III at the time of such decrease. Directors need not be stockholders. As long as any preferred stock of the Corporation is outstanding, the number of directors shall be not less than five.

         Section 3.03 Election and Term of Directors. Directors shall be elected annually at a meeting of stockholders held for that purpose; provided, however, that if no meeting of the stockholders of the Corporation is required to be held in a particular year pursuant to Section 2.01 of Article II of these By-Laws, directors shall be elected at the next meeting held. The term of office of each director shall be from the time of his election and qualification until the election of directors next succeeding his election and until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached seventy-two years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or by the Charter.

         Section 3.04 Resignation. A director of the Corporation may resign at any time by giving written notice of his or her resignation to the Board or the Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 3.05 Removal of Directors. Any director of the Corporation may be removed (with or without cause) by the stockholders by a vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock then entitled to vote in the election of such director.

         Section 3.06 Vacancies. Subject to the provisions of the Investment Company Act, any vacancies in the Board of Directors, whether arising from death, resignation, removal, an increase in the number of directors or any other cause, shall be filled by a vote of a majority of the Board of Directors then in office, regardless of whether they constitute a quorum.

         Section 3.07 Place of Meetings. Meetings of the Board may be held at such place as the Board from time to time may determine or as shall be specified in the notice of such meeting.

         Section 3.08 Regular Meeting. Regular meetings of the Board may be held without notice at such time and place as may be determined by the Board of Directors.

         Section 3.09 Special Meetings. Special meetings of the Board may be called by two or more directors of the Corporation or by the Chairman of the Board or the President.

         Section 3.10 Telephone Meetings. Members of the Board of Directors or of any committee thereof may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Subject to the provisions of the Investment Company Act, participation in a meeting by these means constitutes presence in person at the meeting.

         Section 3.11 Notice of Special Meetings. Notice of each special meeting of the Board shall be given by the Secretary as hereinafter provided, in which notice shall be stated the time and place of the meeting. Notice of each such meeting shall be delivered to each director, either personally or by telephone or any standard form of telecommunication, at least 24 hours before the time at which such meeting is to be held, or by first-class mail, postage prepaid, addressed to him at his residence or usual place of business, at least three days before the day on which such meeting is to be held.

         Section 3.12 Waiver of Notice of Meetings. Notice of any special meeting need not be given to any director who, either before or after the meeting, shall sign a written waiver of notice which is filed with the records of the meeting or who shall attend such meeting. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any meeting need not state the purposes of such meeting.

         Section 3.13 Quorum and Voting. One-third, but not less than two (unless there is only one director) of the members of the entire Board shall be present in person at any meeting of the

Board in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise expressly required by Maryland General Corporation Law, the Charter, these By-Laws, the Investment Company Act, or other applicable statute, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat may adjourn such meeting to another time and place until a quorum shall be present thereat. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 3.14 Chairman of the Board. A Chairman of the Board shall be elected annually by the Board from among the Directors who are not interested persons, as defined by the Investment Company Act of 1940, as amended, of the Fund ("Independent Directors"). The Chairman of the Board shall be an officer of the Board but not of the Fund. The Chairman of the Board shall preside over the meetings of the Board of Directors, shall set the agendas for the Board meetings, and shall have substantially the same responsibilities as would a typical non-executive chairman of a board of directors. The Board may elect Co-Chairmen of the Board, provided each is an Independent Director of the Fund. In the absence of the Chairman of the Board, another Independent Director shall be designated by the Board to preside over the meeting of the Board of Directors, to set the agenda for the meeting and to perform the other responsibilities of the Chairman of the Board in his or her absence.

         Section 3.15 Written Consent of Directors in Lieu of a Meeting. Subject to the provisions of the Investment Company Act, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or the committee, as the case may be, consent thereto in writing, and the writings or writing are filed with the minutes of the proceedings of the Board or the committee.

         Section 3.16 Compensation. Directors may receive compensation for services to the Corporation in their capacities as directors or otherwise in such manner and in such amounts as may be fixed from time to time by the Board.

         Section 3.17 Investment Policies. It shall be the duty of the Board of Directors to direct that the purchase, sale, retention and disposal of portfolio securities and other assets and the other investment practices of the Corporation at all times are consistent with the investment policies and restrictions with respect to securities investments and otherwise of the Corporation, as recited in the Prospectus of the Corporation included in the registration statement of the Corporation relating to the initial public offering of its capital stock, as filed with the Securities and Exchange Commission and as required by the Investment Company Act (or as such investment policies and restrictions may be modified by the Board of Directors, or, if required, by a majority vote of the stockholders of the Corporation in accordance with the Investment Company Act). The Board, however, may delegate the duty of management of the assets and the administration of its day to day operations to an individual or corporate management company and/or investment adviser pursuant to a written contract or contracts which have obtained the requisite approvals, including the requisite approvals of renewals thereof, of the Board of Directors and/or the stockholders of the Corporation in accordance with the provisions of the Investment Company Act.

                                 ARTICLE IV.

                                  Committees
                                  ----------

         Section 4.01 Executive Committee. The Board, by resolution adopted by a majority of the entire board, may designate an Executive Committee consisting of one or more of the directors of the Corporation, which committee shall have and may exercise all of the powers and authority of the Board with respect to all matters other than:

              (i) the submission to stockholders of any action requiring authorization of stockholders pursuant to statute or the Charter;

              (ii) the filling of vacancies on the Board of Directors;

              (iii) the fixing of compensation of the directors for serving on the Board or on any committee of the Board, including the Executive Committee;

              (iv) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the Investment Company Act, or the taking of any other action required to be taken by the Board of Directors by the Investment Company Act;

              (v) the amendment or repeal of these By-Laws or the adoption of new By-Laws;

              (vi) the amendment or repeal of any resolution of the Board which by its terms may be amended or repealed only by the Board;

              (vii) the declaration of dividends and, except to the extent permitted by law, the issuance of capital stock of the Corporation; and

              (viii) the approval of any merger or share exchange which does not require stockholder approval.

         The Executive Committee shall keep written minutes of its proceedings and shall report such minutes to the Board. All such proceedings shall be subject to revision or alteration by the Board; provided, however, that third parties shall not be prejudiced by such revision or alteration.

         Section 4.02 Other Committees of the Board. The Board of Directors from time to time, by resolution adopted by a majority of the whole Board, may designate one or more other committees of the Board, each such committee to consist of one or more directors and to have such powers and duties as the Board of Directors, by resolution, may prescribe.

         Section 4.03 General. One-third, but not less than two (unless there is only one member), of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board may designate a chairman of any committee and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence or disqualification of any member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member, or to dissolve any such committee. Except as otherwise provided by statute, nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority or power of the Board in the management of the business or affairs of the Corporation except as may be prescribed by the Board.

                                  ARTICLE V.

                        Officers, Agents and Employees
                        ------------------------------

         Section 5.01 Number of Qualifications. The officers of the Corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint one or more Vice Presidents and also may appoint such other officers, agents and employees as it may deem necessary or proper. Any two or more offices may be held by the same person, except the offices of President and Vice President, but no officer shall execute, acknowledge or verify any instrument in more than one capacity. Such officers shall be elected by the Board of Directors each year at a meeting of the Board of Directors, each to hold office for the ensuing year and until his or her successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws. The Board from time to time may elect such officers (including one or more Assistant Vice Presidents, one or more Assistant Treasurers and one or more Assistant Secretaries) and such agents, as may be necessary or desirable for the business of the Corporation. The President also shall have the power to appoint such assistant officers (including one or more Assistant Vice Presidents, one or more Assistant Treasurers and one or more Assistant Secretaries) as may be necessary or appropriate to facilitate the management of the Corporation's affairs. Such officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

         Section 5.02 Resignations. Any officer of the Corporation may resign at any time by giving written notice of resignation to the Board, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5.03 Removal of Officer, Agent or Employee. Any officer, agent or employee of the Corporation may be removed by the Board of Directors with or without cause at any time, and the Board may delegate such power of removal as to agents and employees not elected or appointed by the Board of Directors. Such removal shall be without prejudice to such person's contract rights, if any, but the appointment of any person as an officer, agent or employee of the Corporation shall not of itself create contract rights.

         Section 5.04 Vacancies. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to such office.

         Section 5.05 Compensation. The compensation of the officers of the Corporation shall be fixed by the Board of Directors, but this power may be delegated to any officer in respect of other officers under his or her control.

         Section 5.06 Bonds or Other Security. If required by the Board, any officer, agent or employee of the Corporation shall give a bond or other security for the faithful performance of his or her duties, in such amount and with such surety or sureties as the Board may require.

         Section 5.07 President. The President shall be the chief executive officer of the Corporation. In the absence of the Chairman of the Board (or if there be none), the President shall preside at all meetings of the stockholders. He or she shall have, subject to the control of the Board of Directors, general charge of the business and affairs of the Corporation. He or she may employ and discharge employees and agents of the Corporation, except such as shall be appointed by the Board, and he or she may delegate these powers.

         Section 5.08 Vice President. Each Vice President shall have such powers and perform such duties as the Board of Directors or the President from time to time may prescribe.

         Section 5.09 Treasurer. The Treasurer shall:

              (i) have charge and custody of, and be responsible for, all of the funds and securities of the Corporation, except those which the Corporation has placed in the custody of a bank or trust company or member of a national securities exchange (as that term is defined in the Exchange Act) pursuant to a written agreement designating such bank or trust company or member of a national securities exchange as custodian of the property of the Corporation;

              (ii) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

              (iii) cause all moneys and other valuables to be deposited to the credit of the Corporation;

              (iv) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

               (v) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor; and

              (vi) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board or the President.

         Section 5.10 Secretary. The Secretary shall:

              (i) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders;

              (ii) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

              (iii) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

              (iv) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

              (v) in general, perform all of the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board or the President.

         Section 5.11 Delegation of Duties. In case of the absence of any officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.

                                 ARTICLE VI.

                                Indemnification
                                ---------------

         Section 6.01 General Indemnification. Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Corporation to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of



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the directors who are neither "interested persons," as defined in Section
2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Each officer and director of the Corporation claiming indemnification within the scope of this Article VI shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met:

              (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his or her undertaking;

              (ii) the Corporation is insured against losses arising by reason of the advance; or

              (iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law, from liability arising from his activities as an officer or director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article VI on behalf of an employee or agent who is not an officer or director of the Corporation.

         Section 6.02 Other Rights. The indemnification provided by this
Article VI shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

                                 ARTICLE VII.

                                 Capital Stock
                                 -------------

         Section 7.01 Stock Certificates. Each holder of stock of the Corporation shall be entitled upon request to have a certificate or certificates, in such form as shall be approved by the Board, representing the number of shares of stock of the Corporation owned by him, provided, however, that certificates for fractional shares will not be delivered in any case. The certificates representing shares of stock shall be signed by or in the name of the Corporation by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation. Any or all of the signatures or the seal on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate shall be issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still in office at the date of issue.

         Section 7.02 Books of Account and Record of Stockholders. There shall be kept at the principal executive office of the Corporation correct and complete books and records of account of all the business and transactions of the Corporation.

         Section 7.03 Transfers of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person.

         Section 7.04 Regulations. The Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

         Section 7.05 Lost, Destroyed or Mutilated Certificates. The holder of any certificates representing shares of stock of the Corporation immediately shall notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Board, in its discretion, may require such owner or his or her legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as

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the Board in its absolute discretion shall determine, to indemnify the
Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

         Section 7.06 Fixing of a Record Date for Dividends and Distributions. The Board may fix, in advance, a date not more than 90 days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of common stock or other securities, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

         Section 7.07 Information to Stockholders and Others. Any stockholder of the Corporation or his or her agent may inspect and copy during usual business hours the Corporation's By-Laws, minutes of the proceedings of its stockholders, annual statements of its affairs, and voting trust agreements on file at its principal office.

                                ARTICLE VIII.

                                     Seal
                                     ----

         The seal of the Corporation shall be circular in form and shall bear, in addition to any other emblem or device approved by the Board of Directors, the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Maryland". Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                 ARTICLE IX.

                                  Fiscal Year
                                  -----------

         The Board of Directors shall have the power from time to time to fix the fiscal year of the Corporation by a duly adopted resolution.

                                  ARTICLE X.

                          Depositories and Custodians
                          ---------------------------

         Section 10.01 Depositories. The funds of the Corporation shall be deposited with such banks or other depositories as the Board of Directors of the Corporation from time to time may determine.

         Section 10.02 Custodians. All securities and other investments shall be deposited in the safekeeping of such banks or other companies as the Board of Directors of the Corporation from time to time may determine. Every arrangement entered into with any bank or other company for the safekeeping of the securities and investments of the Corporation shall contain provisions complying with the Investment Company Act, and the general rules and regulations thereunder.

                                 ARTICLE XI.

                           Execution of Instruments
                           ------------------------

         Section 11.01 Checks, Notes, Drafts, etc. Checks, notes, drafts, acceptances, bills of exchange and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board of Directors by resolution from time to time shall designate.

         Section 11.02 Sale or Transfer of Securities. Stock certificates, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of subject to any limits imposed by these By-Laws and pursuant to authorization by the Board and, when so authorized to be held on behalf of the Corporation or sold, transferred or otherwise disposed of, may be transferred from the name of the Corporation by the signature of the President or a Vice President or the Treasurer or pursuant to any procedure approved by the Board of Directors, subject to applicable law.

                                 ARTICLE XII.

                 Independent Registered Public Accounting Firm
                 ---------------------------------------------

         The independent registered public accounting firm which shall sign or certify the financial statements of the Corporation which are filed with the Securities and Exchange Commission shall be selected annually by the Board of Directors and, if required by the provisions of the Investment Company Act, ratified by the stockholders.

                                ARTICLE XIII.

                               Annual Statement
                               ----------------

         The books of account of the Corporation shall be examined by an independent firm of public accountants at the close of each annual period of the Corporation and at such other times as may be directed by the Board. A report to the stockholders based upon each such examination shall be mailed to each stockholder of record of the Corporation on such date with respect to each report as may be determined by the Board, at his address as the same appears on the books of the Corporation. Such annual statement also shall be available at the annual meeting of stockholders and shall be placed on file at the Corporation's principal office in the State of Maryland, and if no annual meeting is held pursuant to Article II, Section 2.01, such annual statement of affairs shall be placed on file at the Corporation's principal office within 120 days after the end of the Corporation's fiscal year. Each such report shall show the assets and liabilities of the Corporation as of the close of the period covered by the report and the securities and other assets in which the funds of the Corporation then were invested. Such report also shall show the Corporation's income and expenses for the period from the end of the Corporation's preceding fiscal year to the close of the period covered by the report and any other information required by the Investment Company Act, and shall set forth such other matters as the Board or such firm of independent public accountants shall determine.

                                 ARTICLE XIV.

                                  Amendments
                                  ----------

         Subject to any prohibitions herein on the alteration or repeal by the Board of Directors of any particular By-Law, and subject to the requirements of the Investment Company Act, these By-Laws or any of them may be amended, altered or repealed by the affirmative vote of a majority of the Board of Directors. The stockholders shall have no power to make, amend, alter or repeal By-Laws.

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